Rio Narcea Gold Mines, Ltd.

Consolidated Financial Statements

For the Three Years ended

December 31, 2004

CONSOLIDATED FINANCIAL STATEMENTS

FOR THE THREE YEARS ENDED DECEMBER 31, 2004

(All dollar amounts in U.S. currency unless otherwise stated)

Management's Responsibility for Financial Information

The accompanying consolidated financial statements and all other financial information included in this report have been prepared by management in accordance with Canadian generally accepted accounting principles. Financial statements are not precise since they include certain amounts based on estimates and judgments. When alternative methods exist, management has chosen those it deems most appropriate in the circumstances to ensure that the consolidated financial statements are presented fairly, in all material respects, in accordance with generally accepted accounting principles. The financial information presented throughout the annual report is consistent with that in the audited consolidated financial statements.

Rio Narcea maintains adequate systems of internal accounting and administrative controls, consistent with reasonable cost. Such systems are designed to provide reasonable assurance that the Company’s assets are appropriately accounted for and adequately safeguarded, and that financial information is relevant and reliable.

The Board of Directors, through its Audit Committee, is responsible for ensuring that management fulfills its responsibilities for financial reporting and is ultimately responsible for reviewing and approving the audited consolidated financial statements and the accompanying management’s discussion and analysis.

The Audit Committee, composed of three non-management, independent directors, meets periodically with management and the independent auditors to review internal accounting controls, auditing matters and financial reporting issues, and to satisfy itself that each party is properly discharging its responsibilities. The Audit Committee also reviews the consolidated financial statements, the management’s discussion and analysis, the independent auditors’ report and examines and approves the fees and expenses for audit services, and considers and recommends to shareholders, the engagement or reappointment of the external auditors. The Audit Committee reports its finding to the Board for its consideration when approving the consolidated financial statements for issuance to the shareholders.

The consolidated financial statements have been audited, on behalf of the shareholders, by the Company's independent auditors, Ernst & Young LLP, in accordance with Canadian and United States generally accepted auditing standards. Ernst & Young LLP have full and free access to the Audit Committee.

John W. W. Hick

Omar Gómez

Chief Executive Officer

Chief Financial Officer

March 14, 2005

Auditors’ Report

To the Shareholders of

Rio Narcea Gold Mines, Ltd.

We have audited the consolidated balance sheets of Rio Narcea Gold Mines, Ltd. as at December 31, 2004 and 2003 and the consolidated statements of operations and deficit and cash flows for each of the years in the three-year period ended December 31, 2004. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with Canadian generally accepted auditing standards and the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, these consolidated financial statements present fairly, in all material respects, the financial position of the Company as at December 31, 2004 and 2003, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 2004, in accordance with Canadian generally accepted accounting principles.

As described in note 2 to these consolidated financial statements, the Company changed its accounting policies for stock-based compensation and asset retirement obligations.

/s/ Ernst & Young LLP

Chartered Accountants

Toronto, Canada

March 4, 2005

Rio Narcea Gold Mines, Ltd.

CONSOLIDATED BALANCE SHEETS

(Stated in U.S. dollars)

As at December 31

2004

2003

$

$

(amended – refer

to note 2)

ASSETS

Current

Cash and cash equivalents

81,888,800

32,861,600

Restricted cash (note 4)

1,637,900

1,305,200

Inventories (note 5)

7,314,600

4,667,000

Stockpiled ore

8,871,500

4,939,300

Accounts receivable

Government grants (note 6)

11,288,400

34,700

VAT and other taxes (note 14)

8,964,900

6,232,100

Trade receivables

1,478,700

3,261,200

Other current assets (note 9)

3,296,100

3,505,100

Current portion of deferred derivative loss (note 15)

1,984,100

—

Total current assets

126,725,000

56,806,200

Mineral properties, net (note 7)

140,531,400

76,478,400

Deferred stripping costs, net (note 8)

3,780,300

15,988,000

Other assets (note 9)

8,533,700

13,117,400

Deferred derivative loss (note 15)

2,339,200

—

281,909,600

162,390,000

LIABILITIES AND SHAREHOLDERS' EQUITY

Current

Short-term bank indebtedness and accrued interest (note 10)

4,944,400

2,690,700

Accounts payable and accrued liabilities

31,128,800

19,172,200

Current portion of long-term debt (note 10)

8,077,100

5,241,000

Total current liabilities

44,150,300

27,103,900

Other long-term liabilities (note 11)

9,895,000

7,167,300

Long-term debt (note 10)

31,109,000

6,706,000

Future income tax liabilities (note 14)

4,804,300

—

Total liabilities

89,958,600

40,977,200

Non-controlling interest (notes 1 and 7)

631,200

54,900

Shareholders' equity

Common shares (note 12)

235,434,700

140,610,500

Employee stock options (note 13)

7,994,600

6,223,200

Non-employee stock options and warrants (note 12)

13,517,500

4,459,800

Common share purchase options (notes 10 and 12)

3,628,500

972,900

Deficit

(80,545,200)

(36,100,300)

Cumulative foreign exchange translation adjustment

11,289,700

5,191,800

Total shareholders' equity

191,319,800

121,357,900

281,909,600

162,390,000

Commitments and contingencies (notes 4, 6, 7, 10 and 15)

The accompanying notes are an integral part of these consolidated financial statements.

On behalf of the Board:                /s/ Rupert Pennant-Rea                         /s/ Chris von Christierson

    Rupert Pennant-Rea                           Chris I. von Christierson

Rio Narcea Gold Mines, Ltd.

CONSOLIDATED STATEMENTS OF OPERATIONS AND DEFICIT

(Stated in U.S. dollars)

Years ended December 31

2004

2003

2002

$

$

$

(amended - refer

(amended – refer

to note 2)

to note 2)

OPERATING REVENUES

Gold sales

47,282,300

60,818,100

55,506,300

Gold sales – Nalunaq ore

20,505,300

—

—

67,787,600

60,818,100

55,506,300

OPERATING EXPENSES

Deferred stripping and other mining expenses

(30,069,900)

(28,225,900)

(19,816,300)

Purchase of gold ore – Nalunaq ore

(18,093,400)

—

—

Plant expenses

(13,912,300)

(12,416,100)

(9,166,300)

Smelting, refining and transportation

(3,467,400)

(2,001,400)

(3,598,900)

Sale of by-products

4,182,900

1,461,100

2,638,700

Depreciation and amortization expenses

(10,496,400)

(9,640,200)

(9,562,500)

Exploration costs

(6,639,100)

(6,218,100)

(2,759,700)

Administrative and corporate expenses

(6,961,300)

(5,185,500)

(3,742,200)

Other income (expenses)

(238,200)

(765,000)

(1,307,400)

Write-down of mineral properties (note 7)

(28,387,600)

—

—

(114,082,700)

(62,991,100)

(47,314,600)

Operating earnings (loss)

(46,295,100)

(2,173,000)

8,191,700

FINANCIAL REVENUES AND EXPENSES

Interest income

823,300

452,000

102,600

Foreign currency exchange gain (loss)

4,506,500

6,593,300

3,810,600

Interest expense and amortization of financing fees

(1,675,600)

(1,747,000)

(2,240,500)

Derivatives loss (note15)

(1,804,000)

—

—

1,850,200

5,298,300

1,672,700

Income (loss) before income tax

(44,444,900)

3,125,300

9,864,400

Provision for income tax (note 14)

—

—

—

Net income (loss) before non-controlling interest

(44,444,900)

3,125,300

9,864,400

Non-controlling interest

—

81,500

—

Net income (loss)

(44,444,900)

3,206,800

9,864,400

Deficit, beginning of year as originally reported

(25,530,500)

(29,350,200)

(39,047,700)

Cumulative adjustment for restatement and

  change in accounting policies

(10,569,800)

(9,956,900)

(10,123,800)

Deficit, end of year

(80,545,200)

(36,100,300)

(39,307,100)

Net income (loss) per share – basic (note 12)

(0.36)

0.03

0.14

Net income (loss) per share – diluted (note 12)

(0.36)

0.03

0.13

Weighted average common shares outstanding – basic

124,258,207

98,747,244

72,249,367

Weighted average common shares outstanding – diluted

124,258,207

103,889,131

77,561,447

The accompanying notes are an integral part of these consolidated financial statements.

Rio Narcea Gold Mines, Ltd.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Stated in U.S. dollars)

Years ended December 31

2004

2003

2002

$

$

$

(amended - refer

(amended – refer

to note 2)

to note 2)

OPERATING ACTIVITIES

Net income (loss)

(44,444,900)

3,206,800

9,864,400

Add (deduct) items not requiring cash

Depreciation and amortization

10,496,400

9,640,200

9,562,500

Write-down of mineral properties (note 7)

28,387,600

—

—

Amortization of deferred financing fees

1,916,200

387,300

517,500

Other long-term liabilities

(268,400)

19,900

413,100

Foreign exchange

(6,480,800)

(5,704,100)

(3,295,100)

Accretion of interest on long-term debt

187,100

176,200

282,900

Non-cash derivatives loss (income)

2,386,800

1,282,100

(1,131,600)

Options and shares granted

2,104,600

1,089,800

851,900

Loss on disposal of capital assets

116,400

—

18,200

Amortization of deferred stripping costs

17,333,600

21,975,200

17,059,500

Non-controlling interest

—

(81,500)

—

Deferred stripping expenditures

(1,595,300)

(6,306,100)

(12,241,300)

Purchase premium of the purchased call options

—

(2,028,500)

(1,090,700)

Pre-paid expenses

—

(827,600)

—

Changes in components of working capital

Inventories

(618,600)

(1,681,600)

93,100

Stockpiled ore

(3,669,300)

744,600

(1,192,900)

VAT and other taxes

(589,900)

(119,100)

552,000

Trade receivables

1,821,100

(698,900)

129,200

Other current assets

(533,700)

88,400

(500,900)

Accounts payable and accrued liabilities

2,328,700

(45,400)

(5,753,500)

Cash provided by operating activities

8,877,600

21,117,700

14,138,300

INVESTING ACTIVITIES

Expenditures on mineral properties (note 7)

(52,238,000)

(38,837,200)

(5,757,500)

Acquisition of the Salave deposit (note 7)

(5,000,000)

(3,676,000)

—

Acquisition of Defiance (note 1)

2,648,000

—

—

Grant received (reimbursed)

67,500

(792,600)

1,966,700

Restricted cash

(210,200)

(858,300)

103,500

Long-term deposits and restricted investments

(476,900)

480,300

(23,100)

Cash used in investing activities

(55,209,600)

(43,683,800)

(3,710,400)

FINANCING ACTIVITIES

Proceeds from issue of common shares (notes 12 and 13)

1,298,200

2,426,700

4,304,700

Proceeds from issue of special warrants and units (note 12)

61,021,600

50,589,700

4,548,800

Financing fees on issue of special

warrants and units (note 12)

(2,746,000)

(2,910,000)

(446,900)

Proceeds from bank loans and other long-term liabilities

42,743,700

3,000,400

1,401,200

Financing fees on bank loans

(1,206,400)

(2,507,000)

(197,700)

Repayment of bank loans

(12,197,800)

(6,523,600)

(13,706,500)

Cash provided by (used in) financing activities

88,913,300

44,076,200

(4,096,400)

Foreign exchange gain (loss) on cash

held in foreign currency

6,445,900

3,615,000

(400,100)

Net increase in cash during the year

49,027,200

25,125,100

5,931,400

Cash and cash equivalents, beginning of year

32,861,600

7,736,500

1,805,100

Cash and cash equivalents, end of year

81,888,800

32,861,600

7,736,500

Supplemental cash flow information

Interest paid in cash

1,596,900

1,237,000

1,685,900

Income taxes paid in cash

—

—

—

The accompanying notes are an integral part of these consolidated financial statements.

Rio Narcea Gold Mines, Ltd.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(stated in U.S. dollars)

December 31, 2004 and 2003

1. NATURE OF OPERATIONS

Organization and business

Rio Narcea Gold Mines, Ltd. (the “Company”) is engaged in the exploration and development of mineral properties in Spain, Portugal and Mauritania through its subsidiaries, the most significant of which are as follows:

Year

of

incorporation /

acquisition

Participation

Río Narcea Gold Mines, S.A. (“RNGM, S.A.”)

1994

100%

Naraval Gold, S.L. (“Naraval”)

1999

100%

Río Narcea Recursos, S.A. (“RNR, S.A.”)

2001

100%

Exploraciones Mineras del Cantábrico, S.L. (“EMC”)

2003

     93.7%

Río Narcea Nickel, S.A. (“RNN, S.A.”)

2003

100%

Geomaque de Honduras, S.A. de C.V.

2004

100%

Tasiast Mauritanie Ltd.

2004

100%

Tasiast Mauritanie Ltd. S.A.

2004

100%

The Company was incorporated under the Canada Business Corporations Act on February 22, 1994, as a numbered company and began operations on July 8, 1994, with the acquisition of RNGM, S.A.

Acquisition of Defiance Mining Corporation (“Defiance”)

On June 30, 2004, the Company and Defiance signed a definitive agreement whereby the Company, through its wholly-owned subsidiary 6253733 Canada Inc., and pursuant to a plan of arrangement, acquired all of the shares of Defiance on the basis of one Company share for every 5.25 shares of Defiance. In addition, each warrant of Defiance outstanding at the transaction date, entitles the holder to receive upon exercise, in lieu of the number of Defiance common shares otherwise issuable upon exercise thereof, that number of Rio Narcea common shares equal to the number of Defiance common shares issuable under such Defiance warrant divided by 5.25 at an exercise price per Rio Narcea common share equal to the exercise price per Defiance common share of such Defiance warrant multiplied by 5.25, and each Defiance option was exchanged for a Rio Narcea replacement option to purchase that number of Rio Narcea common shares equal to the number of Defiance common shares issuable under such Defiance option divided by 5.25 at an exercise price per Rio Narcea common share equal to the exercise price per Defiance common share of such Defiance option multiplied by 5.25.

Completion of the transaction occurred on September 3, 2004 and was approved by both boards of directors. The transaction was subject to conditions usual to transactions of this nature, including court and regulatory approvals and approval by at least two-thirds of the votes cast by the shareholders of Defiance at a special meeting of Defiance shareholders held on August 30, 2004.

As at September 3, 2004, Defiance had 99.3 million shares, 35.0 million warrants and 4.2 million options outstanding. Upon completion of the transaction, the Company issued 18.9 million shares and has reserved for issuance 7.5 million shares, issuable upon exercise of the Rio Narcea replacement options and the Defiance warrants, with a value, based on the market conditions prevailing on June 29, 2004, of $39.4 million and $3.4 million, respectively.

The acquisition was accounted for using the purchase method of accounting whereby identifiable assets acquired and liabilities assumed were recorded at their fair values as at September 3, 2004, and the results and cash flows of Defiance are included in the consolidated statements of operations and cash flows, respectively, from that date.

The acquisition cost and its allocation among the different assets and liabilities on the acquisition date are as follows:

Allocation of the

acquisition cost

$

Assets acquired and liabilities assumed-

Cash and cash equivalents

3,103,000

Other current assets

536,000

Mineral rights (note 7)

46,348,600

Other assets

48,100

Current liabilities

(489,000)

Other long-term liabilities (note 11)

(1,768,000)

Future income tax liabilities (note 14)

(4,551,900)

43,226,800

Acquisition cost-

Common shares issued (note 12)

39,384,600

Replacement options issued (note 13)

948,400

Defiance warrants assumed (note 12)

2,439,100

Transaction expenses

454,700

43,226,800

The total acquisition cost of Defiance amounted to $43,226,800, of which $454,700 was paid in cash as transaction fees. Net cash provided by the acquisition of Defiance amounted to $2,648,300, corresponding to the cash and cash equivalents held by Defiance on acquisition, offset by the $454,700 paid in cash.

Investment in mineral properties

The Company started construction of and development of the El Valle gold mine in the first quarter of 1997 with commissioning of the plant in February 1998. In late 2000, the Company commenced production at the Carlés open pit gold mine. In July 2002, the Company received a positive bankable feasibility for the open pit portion of its Aguablanca nickel deposit and started construction of the plant in late October 2003 (refer to note 7). Construction of the Aguablanca mine and plant was completed in the fall of 2004 and commissioning commenced in mid-December 2004. Commissioning is expected to be completed and commercial production to commence in the second quarter of 2005.

The return on investments made by the Company will depend on its ability to find and develop mineral reserves and on the success of its future operations including the following: quantity of metals produced, metal prices, operating costs, environmental costs, interest rates and discretionary expenditure levels including exploration, resource development and general and administrative costs. Since the Company operates internationally, exposure also arises from fluctuations in currency exchange rates, specifically the U.S. dollar/Euro, political risk and varying levels of taxation. While the Company seeks to manage these risks, many of these factors are beyond its control. The economic assessment of the mineral reserves by independent experts takes into account only the proven and probable reserves at El Valle and Carlés gold mines, Tasiast gold project and Aguablanca nickel project.

2. AMENDMENT AND CHANGE IN ACCOUNTING POLICIES

The 2003 consolidated financial statements along with prior years’ consolidated financial statements have been amended in the format included herein after giving effect to the changes described below:

(a) Asset Retirement Obligations

In 2003, the CICA issued Handbook Section 3110, “Asset Retirement Obligations,” which establishes standards for the recognition, measurement and disclosure of liabilities for asset retirement obligations and the related asset retirement costs. This new Section was effective for the Company’s 2004 fiscal year and harmonized Canadian requirements with existing U.S. GAAP. The Company has adopted, retroactively, this Section on January 1, 2004. These consolidated financial statements have been amended to reflect the retroactive impact of the adoption of Handbook section 3110 for all periods presented.

(b) Stock-based Compensation and Other Stock-based Payments

In September 2003, the CICA amended Section 3870, “Stock-based Compensation and Other Stock-based Payments,” to require that all transactions where goods and services are received in exchange for stock-based compensation and other payments, result in expenses that should be recognized in the financial statements, and that this requirement would be applicable for financial periods beginning on or after January 1, 2004. The effect of the amendment is to require the recognition of expenses for employee stock-based compensation transactions. The amended Section 3870 provided three alternatives for adopting the amendment; the Company had elected to retroactively adopt the amendment, with restatement of prior periods, effective January 1, 2004 for all employee stock options granted or modified by the Company since inception of the employee stock option plans in July 1994. These consolidated financial statements have been amended to reflect the retroactive impact of the adoption of Handbook section 3870 for all periods presented.

(c) Hedging Relationships

Effective January 1, 2004, the Company adopted the amendments made to the Canadian Institute of Chartered Accountants’ Accounting Guideline 13 (“AcG - 13”) “Hedging Relationships”, and Emerging Issues Committee Abstract 128 (“EIC 128”) “Accounting for Trading, Speculative or Non Trading Derivative Financial Instruments”.

The Company elected not to designate any of its risk management activities in place at December 31, 2003 as accounting hedges under AcG - 13 and, accordingly, accounted for all these non-hedging derivatives using the mark-to-market accounting method.

AcG-13 is effective for the Company’s 2004 fiscal year. As a result of AcG-13, the Company has marked to market its derivative financial instruments beginning January 1, 2004. The difference between book value and fair value existing on January 1, 2004, which amounted to negative $5,384,300, was recorded as Deferred derivative loss and Current portion of deferred derivative loss, and will be amortized to Gold sales during the term of the derivatives (refer to note 15).

(d) Impact of changes in accounting policies

The impact of the changes in accounting policies for Asset Retirement Obligations and Stock-based Compensation and Other Stock-based Payments, which are described in (a) and (b) above, is as follows:

December 31, 2003

Asset

Stock-

As

Retirement

-based

originally

Obligations

Compensation

As

reported

(a)

(b)

amended

$

$

$

$

Consolidated balance sheet-

Assets-

  Mineral properties, net

76,093,700

384,700

—

76,478,400

Liabilities-

  Other long-term liabilities

(7,086,500)

(80,800)

—

(7,167,300)

Shareholders’ equity-

  Common shares

(136,040,500)

—

(4,570,000)

(140,610,500)

  Employee stock options

—

—

(6,223,200)

(6,223,200)

  Deficit

25,530,500

(223,400)

10,793,200

36,100,300

  Cumulative foreign exchange

    translation adjustment

(5,111,300)

(80,500)

—

(5,191,800)

Consolidated statement of operations-

Operating revenues

60,818,100

—

—

60,818,100

Operating expenses

(62,378,200)

302,100

(915,000)

(62,991,100)

Financial revenues an expenses

5,298,300

—

—

5,298,300

Non-controlling interest

81,500

—

—

81,500

Net income (loss)

3,819,700

302,100

(915,000)

3,206,800

Net income (loss) per share-

  Basic

0.04

0.00

(0.01)

0.03

  Diluted

0.04

0.00

(0.01)

0.03

Consolidated statements of cash flows-

Cash provided by operating activities

21,117,700

—

—

21,117,700

Cash used in investing activities

(43,683,800)

—

—

(43,683,800)

Cash provided by financing activities

44,076,200

—

—

44,076,200

Foreign exchange gain on cash

  held in foreign currency

3,615,000

—

—

3,615,000

Net increase in cash

  during the period

25,125,100

—

—

25,125,100

December 31, 2002

Asset

Stock-

As

Retirement

-based

originally

Obligations

Compensation

As

reported

(a)

(b)

amended

$

$

$

$

Consolidated statement of operations-

Operating revenues

55,506,300

—

—

55,506,300

Operating expenses

(47,481,500)

381,800

(214,900)

(47,314,600)

Financial revenues an expenses

1,672,700

—

—

1,672,700

Non-controlling interest

—

—

—

—

Net income (loss)

9,697,500

381,800

(214,900)

9,864,400

Net income (loss) per share-

  Basic

0.13

0.01

(0.00)

0.14

  Diluted

0.13

0.00

(0.00)

0.13

Consolidated statements of cash flows-

Cash provided by operating activities

14,138,300

—

—

14,138,300

Cash used in investing activities

(3,710,400)

—

—

(3,710,400)

Cash used in financing activities

(4,096,400)

—

—

(4,096,400)

Foreign exchange loss on cash

  held in foreign currency

(400,100)

—

—

(400,100)

Net increase in cash

  during the period

5,931,400

—

—

5,931,400

The impact of the changes in accounting policies, described in (a), (b) and (c) above, on the Consolidated statements of operations for the year ended December 31, 2004 is as follows:

Increase (decrease)

in Net income (loss)

2004

$

Consolidated statements of operations-

Asset Retirement Obligations (a)

(140,400)

Stock-based Compensation and

  other Stock-based Payments (b)

2,104,600

Hedging Relationships (c)

1,325,700

3,289,900

3. SIGNIFICANT ACCOUNTING POLICIES

The accompanying consolidated financial statements have been prepared by management in accordance with Canadian GAAP. These principles differ in certain material respects from U.S. GAAP. The differences are described in note 17.

Principles of consolidation

The consolidated financial statements include the accounts of the Company and all of its subsidiaries (refer to note 1). All significant intercompany transactions and balances have been eliminated on consolidation.

Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles of Canada requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and that also affect the reported amounts of revenues and expenses during the reported year. Actual results could differ from those estimates.

The following estimates are considered to be most critical to understanding the financial statements and the uncertainties that could impact the reported amounts of assets, liabilities, disclosure of contingent assets and liabilities, revenues and expenses: mineral reserves, impairment of long-lived assets, site restoration obligations and future tax assets.

Cash and cash equivalents

Cash and cash equivalents consist of cash balances and highly liquid investments with an original maturity of three months or less. Because of the short maturity of these investments, the carrying amounts approximate their fair value. The Company had cash equivalents of $15,323,300 as at December 31, 2004 (2003 – $25,053,700) with an effective interest rate of 1.8%.

Stockpiled ore

Stockpiled ore is recorded at cost. Cost is comprised of the cost of mining the ore and hauling it to the mill, and an allocation of an attributable amount of mining overheads related to mineral properties. Units included as stockpiled ore are based upon stockpile weight, expected recoveries and assays performed. Since stockpiled ore is processed within a short period of time, the inventoried costs are reported as a current asset and related cash flows as operating activities in the consolidated statements of cash flows.

The carrying value of stockpiled ore is assessed by comparing the sum of the carrying value plus future processing and selling costs to the expected revenue to be earned, which is based on the estimated volume and grade of stockpiled material. Stockpiled ore is located adjacent to the mill at the mine site. Although it is exposed to the elements, such exposure does not result in deterioration of the quality of the material. The decision to process stockpiled ore is determined based upon operating efficiency of the mine and the mill (different types of ore require different milling and refining processes). Therefore, stockpiled ore is processed when it is operationally efficient to do so and when no richer ore is available for milling. The decision to process stockpiled inventory is not particularly sensitive to gold prices since the decision is based on incremental cash inflows and outflows, and milling and refining costs, which are very small relative to selling price. The Company has never elected to not process stockpiled ore and does not anticipate departing from this practice in the future.

Materials extracted are classified as stockpiled ore if the gold content is greater than or equal to 2.0 g/t. Materials with gold content less than 2.0 g/t but greater than or equal to 0.5 g/t are stockpiled with no value assigned. Materials with gold content less than 0.5 g/t are considered waste.

Stockpiled ore at December 31, 2004 is expected to be processed within the next year.

Inventories

Mine operating supplies are recorded at the lower of average cost and replacement cost and gold in process and final products are recorded at the lower of average cost or net realizable value. The cost of gold in process and final products is comprised of costs of mining the ore and hauling it to the mill, costs of processing the ore and an attributable amount of mining and production overheads related to deferred mineral property costs. The cost of mine operating supplies represents the direct costs of acquisition. Units of mine operating supplies are determined using a perpetual inventory system; units of gold in process are based on the amount of ore introduced into production, expected recovery and assay results; and units of final product are based on weighing the final product and assay results.

Mineral properties

 (i)

Property acquisition and mine development costs

Mining properties are recorded at cost of acquisition. Property acquisition costs include direct costs for the purchase of mining rights and title to land. Property option costs and property lease rentals are expensed. Mine development costs include expenditures incurred to develop new deposits, to define further mineral reserves in existing deposits and to expand the capacity of operating mines.

Mine development costs are deferred commencing upon the completion of a bankable feasibility study, which demonstrates the existence of proven and probable reserves. Property acquisition costs and deferred mine development costs are amortized against earnings on the unit-of-production method, based on estimated recoverable amounts of metal, currently ounces of gold. Estimated recoverable amounts of metal include proven and probable reserves only.

Excluded from the amortization calculation are those mineral reserves that require additional capital costs in order to access them. The Company expenses start-up activities, including pre-production losses and organizational costs as incurred.

Provisions for site restoration costs are recognized when incurred and recorded as liabilities at fair value.  The amount of the liability is subject to re-measurement at each reporting period. In addition the provision for site restoration costs is capitalized as part of the associated asset’s carrying value and amortized over the estimated life of the mine.

 (ii)

Capitalization of financing costs

Financing costs, including interest, are capitalized on the basis of expenditures incurred for the acquisition and development of projects, without restriction to specific borrowings for these projects. Financing costs are capitalized while the projects are actively being prepared for production, which occurs from the completion of a bankable feasibility study to the commencement of production. Capitalization is discontinued when the asset is ready for its intended use. During 2004, financing costs amounting to $2,358,600 have been capitalized (2003 – nil; 2002 – $79,800).

 (iii)

Exploration costs

Exploration costs are charged against earnings as incurred. Significant costs related to exploration property acquisitions are capitalized until the viability of the mineral property is determined. When it has been established that a mineral property has development potential (which occurs upon completion of a bankable feasibility study detailing proven and probable reserves on the mineral property), the costs incurred to develop a mine on the property and further development costs prior to the start of mining operations are capitalized.

 (iv)

Other costs

Other costs comprise patents, licenses, computer software and capital leases. These costs are recorded at the cost of acquisition and amortized over their estimated useful life as follows:

Estimated

useful life (years)

Patents, licenses and computer software

4

Capital leases

4–10

These costs are evaluated for recovery by aggregating such costs with the mineral property costs for the property to which they relate and applying the methodology as described under Mineral properties – (vi) Property evaluations.

 (v)

Land, buildings and equipment

Land, buildings and equipment are recorded at the cost of acquisition. Buildings and significant equipment, including the plant facility, whose life extends beyond the estimated life of the mines, are depreciated against earnings on the unit-of-production method. This method is based on estimated recoverable metals, specifically ounces of gold in current operating mines (proven and probable mineral reserves). Minor equipment and those whose life does not extend beyond the estimated life of the mines are depreciated using the straight-line method, as follows:

Estimated

useful life (years)

Machinery

6–7

Minor installations

6–7

Furniture

10

Computer equipment

4

Transport equipment

6

 (vi)

Property evaluations

The Company assesses long-lived assets for recoverability whenever indicators of impairment exist. When the carrying value of a long-lived asset is less than its net recoverable value as determined on an undiscounted basis, an impairment loss is recognized to the extent that its fair value, measured as the discounted cash flows over the life of the asset when quoted market prices are not readily available, is below the asset’s carrying value. Expected future undiscounted cash flows are calculated using estimated recoverable metals, specifically ounces of gold, in current operating mines (proven and probable reserves), future sales prices (considering current and historical prices, price trends and related factors), operating costs, capital expenditures, reclamation and mine closure costs (refer to note 7).

The Company's estimates of future cash flows are subject to risks and uncertainties. It is possible that changes may occur which could affect the recoverability of the Company's long-lived assets.

 (vii)

Mineral reserve risks

As at year end 2004, the Company estimated its gold reserves at the El Valle and Carlés mines assuming a gold price of $400 (2003 - $325) per ounce and an exchange rate of $1.23/€ (2003 - $1.00/€), which equals a gold price of €325 (2003 - €325) per ounce. Gold reserves at the Tasiast project were estimated in February 2004 (Feasibility Report), and remained unchanged at year end 2004, assuming a gold price of $370. Nickel reserves at the Aguablanca project were estimated in July 2002 (Feasibility Report), and remained unchanged at year end 2004, assuming a nickel price of $6,600 per tonne and an exchange rate of $1.00/€. If the Company were to determine that its mineral reserves and future cash flows should be calculated at a significantly lower price than the price used at December 31, 2004, there might be a material reduction in the amount of mineral reserves. In addition, if the price realized by the Company for its products were to decline substantially below the price at which mineral reserves were calculated for a sustained period of time, the Company could experience material write-downs of its investment in its mineral properties. Under any such circumstances, the Company might discontinue the development of a project or mining of a project at one or more of its properties or might temporarily suspend operations at a producing property and place that property in a “care and maintenance” mode. Mineral reserves could also be materially and adversely affected by changes in operating and capital costs and short-term operating factors such as the need for sequential development of deposits and the processing of new or different ore grades and ore types.

Significant changes in the life-of-mine plans can occur as a result of mining experience, new ore discoveries, changes in mining methods and rates, process changes, investments in new equipment and technology, and other factors. Changes in the significant assumptions underlying future cash flow estimates, including assumptions regarding precious metals prices and foreign exchange rates, may have a material effect on future carrying values and operating results.

Deferred stripping costs

Mining costs incurred on development activities comprising the removal of waste rock to initially expose the ore at open pit mines (“overburden removal”), commonly referred to as “deferred stripping costs,” are capitalized. Amortization is calculated using the units-of-production method, based on estimated recoverable metals, specifically ounces of gold for gold projects and tonnes of nickel for nickel projects, in current operating mines (proven and probable reserves). Amortization is charged to operating costs as metal (gold or nickel) is produced and sold, using a stripping ratio calculated as the ratio of total cubic metres to be moved to total metal (ounces of gold or tonnes of nickel) to be recovered over the life of the mine. Applying this ratio yields a theoretical amount of overburden removed in a year, the total costs for which are determined by using an average cost per cubic metre. The average cost per cubic metre is calculated using (i) actual costs of overburden removal incurred to date, with no reference to future expenditures and (ii) actual cubic metres of overburden removed to date. This results in the recognition of the cost of stripping activities over the life of mine as metal (gold or nickel) is produced and sold. The application of the accounting for deferred stripping costs and resulting timing differences between costs capitalized and costs amortized generally results in an asset on the balance sheet, although it is possible that a liability could arise if amortization of the capitalized costs exceeds the costs being capitalized over an extended period of time.

The amount of deferred stripping costs expensed during the year, all of which related to gold projects, was approximately $17,333,600 (2003 – $21,975,200; 2002 – $17,059,500). These amounts are included in Deferred stripping and other mining expenses on the consolidated statement of operations and deficit. Some mining companies expense stripping costs as incurred, which, if followed by the Company, would result in greater volatility in year-to-year results of operations. During 2004, 2003 and 2002, there were less stripping costs capitalized than amortized, due to the ratio of cubic metres of waste removed to total cubic metres to be removed over the life of the mine being lower than the ratio of ounces of gold produced to total ounces of gold produced over the life of the mine. Therefore, operating costs are higher than they would have been if actual stripping costs were expensed in the year they were incurred. If stripping costs had been expensed as incurred, operating costs would have decreased by $15,738,300, $15,669,100 and $4,818,200 in 2004, 2003 and 2002, respectively.

The deferred stripping accounting described above, does not give rise to an increase or a decrease in ore grade extracted as compared to actual ore grade extracted. In addition, mining costs associated with waste removal, other than overburden removal, are not capitalized.

Deferred stripping costs are evaluated for recovery by aggregating such costs with the mineral property costs for the property to which they relate and applying the methodology as described under Mineral properties – (vi) Property evaluations.

Revenue recognition

Revenue is recognized when title to delivered metals and the risks and rewards of ownership pass to the buyer. Revenue from the sale of by-products (such as silver and copper for gold projects) is credited against operating costs. Prices used for provisionally priced sales are based on market prices prevailing at the time of shipment and are adjusted upon final settlement with customers pursuant to the terms of sales contracts.

Site restoration costs

Provisions for site restoration costs are recognized when incurred and recorded as liabilities at fair value.  The amount of the liability is subject to re-measurement at each reporting period.  The liability is accreted over time through periodic charges to earnings.  In addition, the provision for site restoration cost is capitalized as part of the associated asset’s carrying value and amortized over the estimated life of the mine.  The key assumptions on which the fair value of the provision for site restoration cost is based on the estimated future cash flows, the timing of those cash flows and the credit-adjusted risk-free rate or rates on which the estimated cash flows have been discounted. Provisions for site restoration costs are estimated based on environmental and regulatory requirements promulgated by the Spanish mine administration.

Expenditures related to ongoing environmental activities are charged against earnings as incurred.

Stock-based compensation plan

The Company has a stock-based compensation plan, which is described in note 13. The Company follows the fair value based method for all awards granted, modified or settled. Under this method, compensation expense for stock options granted is measured at fair value at the grant date using the Black-Scholes-Merton valuation model and recognized in the statement of operations over the vesting period of the options granted.

Any consideration paid upon the exercise of stock options or purchase of shares plus the previously recognized compensation expense is credited to share capital.

Grants receivable

Grants receivable relate to incentives provided by various Spanish government entities. The Company records these grants and incentives when government approval is received and the Company has reasonable expectations that the conditions required by the government in order to receive these grants and incentives have been or will be fulfilled. The grants are recorded as a reduction of its mineral properties, to the extent that subsidized costs have been capitalized, or as a reduction of expenses. The capitalized grants are amortized to income on the same basis as the related mineral properties. Government approval is normally received after subsidized costs have been incurred.

Foreign currency translation

The United States dollar is the reporting and functional currency of the Company and the Euro is the functional currency of its subsidiaries, except for the Defiance companies whose functional currency is the U.S. dollar. Assets and liabilities of the Company’s operations having a functional currency other than the U.S. dollar are translated into U.S. dollars using the exchange rate in effect at the year end, and revenues and expenses are translated using exchange rates approximating those in effect when the transaction occurred. Exchange gains or losses on translation of the Company’s net equity investment in these operations are deferred in the shareholders' equity section of the consolidated balance sheet in Cumulative foreign exchange translation adjustment.

Foreign exchange gains and losses on transactions occurring in a currency other than an operation’s functional currency are reflected in income.

Income taxes

The Company follows the liability method of accounting for income taxes. Future income taxes reflect the tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Future income taxes are measured using the substantively enacted rates and laws that will be in effect when the differences are likely to reverse. If on the basis of available evidence, it is more likely than not that all or a portion of the future tax asset will not be realized, the future tax asset is reduced by a valuation allowance.

Derivative financial instruments

The Company employs derivative financial instruments to manage exposure to fluctuations in metal prices and foreign currency exchange rates. The Company does not hold financial instruments or derivative financial instruments for trading purposes. The Company has in place policies and procedures with respect to the required approvals for the use of derivative financial instruments and specifically ties their use, in the case of commodities, to the mitigation of market price risk associated with cash flows expected to be generated from budgeted capital programs. When applicable, the Company identifies relationships between its risk management objective and the strategy for undertaking the economic hedge transaction. Foreign currency derivative financial instruments are used to hedge the effects of exchange rate changes on identified foreign currency exposures.

Prior to January 1, 2004, the Company's policy was to formally designate each derivative financial instrument as a hedge of a specifically identified commodity or debt instrument except when call options are purchased. In these situations, the Company would de-designate the written call options and both the purchased and written call options would be marked to market through income.

Effective January 1, 2004 the Company de-designated all its derivative financial instruments and ceased to apply hedge accounting to them. All derivative instruments that are not designated as a hedge are accounted for using the mark-to-market accounting method and are recorded in the Consolidated Balance Sheet as either an asset or liability with changes in fair value recognized in the consolidated statement of operations. Realized and unrealized gains or losses associated with derivative instruments, which have been de-designated are deferred under other current, or non-current, assets or liabilities on the balance sheet and recognized in income in the period in which the underlying hedged transaction is recognized. Any gains, losses, revenues or expenses deferred previously as a result of applying hedge accounting continue to be carried forward for subsequent recognition in income in the same period as the corresponding gains, losses, revenues or expenses associated with the hedged item.

For periods prior to January 1, 2004, the Company followed the accounting recommendations issued by the Emerging Issues Committee of The Canadian Institute of Chartered Accountants (“CICA”) on the “Accounting by commodity producers for written call options.” Under this standard, purchased put options in combination with designated written call options qualify for hedge accounting when the following criteria are met: no net premium is received, the components of the combination of options are based on the same underlying commodity and have the same maturity date, and the notional amount of the written call option component is not greater than the notional amount of the purchased put option component.  Also, Items hedged by foreign currency contracts were translated at contract rates and gains or losses on these contracts were recorded as part of the related transactions, for which they are designated as hedges.

For all periods prior to January 1, 2004, gains and losses on termination of derivative financial instruments, used to mitigate metal price risk and designated as hedges, are deferred and recognized in income at the time the formerly hedged metal production is recognized in income. Gains and losses realized on derivative financial instruments used to mitigate metal price risk are recognized in sales revenue, while gains and losses realized on derivative financial instruments used to mitigate foreign exchange risk are recognized in financial revenues and expenses.

Cash flows arising in respect of hedging transactions are recognized under cash flows from operating activities.

The Company does not consider the credit risk associated with its financial instruments to be significant. Derivative financial instruments are maintained with high-quality counter-parties, and the Company does not anticipate that any counter-party will fail to meet its obligations.

Income per share

Basic income (loss) per common share is computed by dividing net income (loss) applicable to common shares by the weighted-average number of common shares issued and outstanding for the relevant period. Diluted income (loss) per common share is computed by dividing net earnings applicable to common shares, as adjusted for the effects of dilutive convertible securities, by the sum of the weighted-average number of common shares issued and outstanding and all additional common shares that would have been outstanding if potentially dilutive common shares had been issued.

4. RESTRICTED CASH

During 1997, the Company purchased land, which was recorded in Mineral properties and in Accounts payable and accrued liabilities. The vendor subsequently disputed the purchase price, which was based on an option purchase agreement, and pursuant to a court order, bank deposits of $346,800 were restricted in use as at December 31, 2003. A court resolution had been issued in 2003 rejecting the arguments of the vendor and confirming that the price to be paid equals the funds restricted. This amount was paid in 2004.

In addition, as at December 31, 2004 there is $1,637,900 (2003 – $958,400) of cash restricted in favour of various banks in relation to performance bonds issued by those banks guaranteeing the fulfillment of some grants received by the Company. The existing restrictions are expected to be released in 2005.

5. INVENTORIES

2004

2003

$

$

Mine operating supplies

3,932,900

2,229,800

Gold in process

1,070,400

473,200

Final products

2,311,300

1,964,000

7,314,600

4,667,000

Final products consist of gold doré and gold and copper concentrates.

6. GOVERNMENT GRANTS

At December 31, 2004, grants receivable comprise a grant obtained from the Spanish Ministry of the Economy for the construction of the Aguablanca project, totalling $11,288,400 (refer to “Aguablanca grant” section below) (2003 – $34,700).

All Government grants received were related to mine development and property, plant and equipment and are being amortized into income as follows (refer to note 7):

Grants

received /

Translation

receivable /

adjustment

(amortized

Write-

due to

December 31,

to

down

currency

December 31,

2003

income)

(note 7)

exchange

2004

$

$

$

$

$

Grants received / receivable

OFICO grant

16,699,700

—

—

1,310,400

18,010,100

IFR grant

18,460,100

—

—

1,448,500

19,908,600

Aguablanca grant

—

10,303,700

—

984,700

11,288,400

Other grants

4,147,000

32,600

—

328,500

4,508,100

Total grants received / receivable

39,306,800

10,336,300

—

4,072,100

53,715,200

Grants amortized to income

OFICO grant

(12,673,700)

(1,455,000)

(2,508,200)

(1,373,200)

(18,010,100)

IFR grant

(14,486,100)

(1,436,200)

(2,475,800)

(1,510,500)

(19,908,600)

Aguablanca grant

—

—

—

—

—

Other grants

(2,796,500)

(350,800)

(604,900)

(310,800)

(4,063,000)

Total grants amortized to income

(29,956,300)

(3,242,000)

(5,588,900)

(3,194,500)

(41,981,700)

Grants capitalized, net (note 7)

9,350,500

7,094,300

(5,588,900)

877,600

11,733,500

Grants

received /

Translation

receivable /

adjustment

(amortized

due to

December 31,

to

Grants

currency

December 31,

2002

income)

reimbursed

exchange

2003

$

$

$

$

$

Grants received / receivable

OFICO grant

15,126,800

—

(1,359,400)

2,932,300

16,699,700

IFR grant

15,327,900

—

—

3,132,200

18,460,100

Other grants

3,470,700

31,100

(60,600)

705,800

4,147,000

Total grants received / receivable

33,925,400

31,100

(1,420,000)

6,770,300

39,306,800

Grants amortized to income

OFICO grant

(9,511,300)

(1,946,100)

854,700

(2,071,000)

(12,673,700)

IFR grant

(10,246,900)

(1,921,000)

—

(2,318,200)

(14,486,100)

Other grants

(1,879,500)

(477,300)

—

(439,700)

(2,796,500)

Total grants amortized to income

(21,637,700)

(4,344,400)

854,700

(4,828,900)

(29,956,300)

Grants capitalized, net (note 7)

12,287,700

(4,313,300)

(565,300)

1,941,400

9,350,500

No grants were recorded directly into income in 2004, 2003 and 2002 as they all related to mine development and property, plant and equipment.

OFICO grant

Pursuant to a resolution of the Secretary of State for Energy and Mineral Resources dated December 19, 1996, supplemented by another resolution dated December 30, 1997, the Company received a €14.4 million grant (“OFICO grant”) (approximately $19.6 million), which was collected in full in years prior to 2003. The grant was for expenditures related to the development and construction of the El Valle project incurred from 1996 to 1999. The Company, through its wholly owned subsidiary RNGM, S.A., undertook to create 260 employment positions before June 30, 2000 and to maintain them for three years from the hiring date. A request was filed with the Spanish Ministry of the Economy in 2001 to modify this commitment. The outcome of this request, approved by the Ministry of the Economy in November 2003, was a requirement for the Company to reimburse €1,202,000 (approximately $1.6 million), which was fulfilled in 2003, and to maintain 171 employment positions until September 30, 2006. The Company has met all other obligations and all the guarantees related to this grant have been released from January to March 2004, except for €4.8 million (approximately $6.5 million) that will have to be maintained in order to ensure the new employment obligations (refer to note 10).

As a result of the write-down recorded in 2004 in respect of the El Valle and Carlés assets, grants amounting to $5,588,900 were reversed against the write-down (refer to note 7).

Aguablanca grant

On July 21, 2003, the Company was awarded a €6.7 million (approximately $9.1 million) grant from the Ministry of the Economy for its Aguablanca project. The Company was required to invest €33.5 million (approximately $45.6 million) in the project before July 2005 and create and maintain 114 employment positions until July 2005. Subsequently, on January 14, 2004, this grant was increased to €8.3 million (approximately $11.3 million), increasing the new required investment to €46.0 million (approximately $62.7 million). This grant is expected to be collected in 2005.

7. MINERAL PROPERTIES

El Valle Mine

In September 1996, the Company received a positive bankable feasibility study on its El Valle property. Prior to receiving the bankable feasibility study, the Company expensed all exploration and development costs related to the property. Subsequent to its receipt, the Company capitalized further exploration and development costs. Construction of the plant started in the first quarter of 1997 and on February 25, 1998, the Company completed its first gold pour, officially commencing its operations.

In December 2003, the Company signed a milling agreement with Nalunaq Gold Mine A/S (“Nalunaq”), a subsidiary of Crew Gold Corporation, for the purchase and processing of high-grade ore from the Nalunaq gold mine in south Greenland. Under the terms of the agreement, Nalunaq will sell to Rio Narcea four to five batches per year of high-grade ore for the selling price of the recovered gold less a milling fee. The agreement also provides for an efficiency fee to Rio Narcea for improved plant recoveries. Either party may terminate the agreement on three months notice. During 2004, three batches of ore were delivered to the Company and processed.

In December 2004, a revised mine plan for the El Valle and Carlés mines has been developed, and is currently under optimization, resulting in a significant increase in the mining costs, primarily due to a lower mining rate and ore grade that are a result of the difficult ground conditions at Boinás East (El Valle mine). The Company has evaluated for impairment the group of assets comprised by the El Valle mine, the Carlés mine and the El Valle plant, which processes ore from both the El Valle and Carlés mines, and, as a result of that evaluation, a write-down of $28,387,600, net of grants (refer to note 6), was recorded in the Consolidated statements of operations and deficit for the year ended December 31, 2004 under the caption Write-down of mineral properties. Fair value of the assets was calculated as the discounted cash flows for the life of the mines as supported by the proven and probable gold reserves as at December 31, 2004.

The calculation of the write-down was based on a carrying value of the assets of $39,837,100 before the write-down, and also on the following estimates and assumptions: a) mine life of three years for production of a total of 224,000 ounces of gold, which corresponds to the proven and probable reserves existing as at December 31, 2004; no resources have been considered to be converted to reserves; b) gold price of $410 per ounce and exchange rate of $1.35/Euro for years 2005 to 2007; and c) residual value of the assets, inclusive of the El Valle plant, some plots of land and the value of the mineral rights beyond proven and probable reserves, of $1,742,300.

Carlés Mine

In February 1991, prior to the acquisition of RNGM, S.A. by the Company, RNGM, S.A. received a positive bankable feasibility study on its Carlés property. Subsequent to the acquisition, the Company capitalized further exploration and development costs. In late 2000, the Company officially commenced operations on this property, transporting the ore to the El Valle plant for processing.

Aguablanca project

On July 5, 2001, the Company acquired, from Atlantic Copper, S.A. (“AC”) 50% of the participation rights in a consortium with the Spanish State. The consortium is the holder of 100% of the mineral rights located in Huelva, Sevilla and Badajoz, Spain where the Aguablanca project is located. The Spanish State decided not to participate in working on these mineral rights and, as a result, work on these properties shall be carried out 100% by the Company. As agreed between the Spanish State and the Company on July 5, 2001, consideration for working 100% of the mineral rights comprises variable payments, as described below. These acquisition agreements were made through the Company's wholly-owned subsidiary, RNR, S.A.

Prior to purchasing the 50% participation rights, the Company performed due diligence work on the site and determined that the Aguablanca project had economic potential, which was estimated to be equal to or greater than the amount of the cost of purchase. At the date of purchase, the Company capitalized the acquisition costs in the amount of the fixed consideration.

Consideration for the purchase of 50% of the participation rights from AC was a) one payment of $4 million, of which $1.5 million was paid in 2001, and the remaining balance of $2.5 million was paid in 2003, b) variable payments after the first year of full production and over the life of the exploitation of the Aguablanca project, ranging from 0.0% (at nickel and copper prices below $3.25 and $0.73 per pound, respectively) to 3.1% (at nickel and copper prices above $5.00 and $1.00 per pound, respectively) of net smelter return and c) variable payments of 1% of net smelter return, over the life of the exploitation of any other deposits found within the area of the mineral rights held by the consortium. The Company has the option, at any time, to terminate the variable payments described in b) and c) above by making a lump sum payment of $6 million to AC.

The Company is required to make variable payments to the Spanish State in exchange for the Spanish States’ 50% working rights ranging from 0.5% (at nickel prices below $2.24 per pound) to 2.0% (at nickel prices above $3.51 per pound) of net smelter return. In addition, the Company has committed to invest €1.9 million (approximately $2.6 million) in three specific areas within a period of nine years, and to provide employment for up to 50 people from a local state-owned mining company.

In July 2002, the Company received a positive bankable feasibility study for the development of the open pit portion of the Aguablanca project. All exploration costs prior thereto were expensed. For the year ended December 31, 2004, the Company has incurred capital expenditures on mineral properties, net of subsidies granted, of $30.6 million (2003 - $36.7 million) in relation to the construction of the Aguablanca project, of which $12.5 million has been recorded in Accounts payable and accrued liabilities (2003 - $7.3 million).

In January 2003, the Company signed a long-term off-take agreement with Glencore International AG (“Glencore”) for the sale of nickel concentrate from its Aguablanca project. Glencore will purchase 100% of the annual production of concentrate from the Aguablanca project until approximately year 2010, at market prices prevailing at the time of shipment.

In June 2003, the Company received a positive Declaration of Environmental Impact from the Spanish Ministry of Environment. In August 2003, the Council of Ministers of Spain approved the Definitive Reserve mineral license for the project, securing the exclusive right of the Company to exploit the Aguablanca deposit. Also in August 2003, the Company awarded the engineering contract for the construction of the plant to Fluor Corporation. Construction and development of the project started in October 2003. In November 2003, a mining contract was signed with Peal Obra Pública, S.A.

Construction of the Aguablanca project was completed in December 2004. Commissioning of the plant is currently underway.

Corcoesto project

The Company does not plan, at this time, to conduct additional work on the property and is considering selling or joint venturing this project. All exploration costs associated with the exploration activity have been expensed as incurred and there are no capitalized costs.

Lugo project

In December 2002, the Company entered into an agreement with Outokumpu Mining Sucursal España to acquire up to a 70% interest in the Lugo properties located in northern Spain according to a phased expenditures earn-in process. The agreement required minimum expenditures of €0.5 million (approximately $0.7 million), which had been incurred in 2003. In April 2004, the Company resigned its participation in the agreement, for which no further requirements were required.

All exploration costs associated with the exploration activity have been expensed as incurred and there are no capitalized costs.

Portugal project

In February 2003, the Company obtained a major nickel exploration license in southern Portugal through its wholly owned subsidiary RNGM, S.A., covering approximately 1,900 square kilometres. All exploration costs have been expensed as incurred and there are no capitalized costs.

Salave project

On October 28, 2003, the Company acquired, through its wholly owned subsidiary Naraval, 85% of the shares of EMC. The non-controlling shareholders have the right to sell their participation to Rio Narcea in exchange for $1 million after the commencement of commercial production on the project and under other certain circumstances. Twenty-five percent of the $1 million is payable in cash and 75% is payable in cash or common shares of Rio Narcea, at the option of the Company. Upon commercial production, the non-controlling shareholders are also entitled to change their participation for a royalty of 0.4% of the net smelter return.

EMC is a Spanish exploration company having mineral rights in the Asturias, Extremadura (Ossa Morena region) and Aragon provinces of Spain. The mineral rights located in Asturias include the Salave gold deposit.

The acquisition cost of EMC amounted to approximately $5.8 million, of which $1.5 million was paid by the issuance of 600,276 common shares of the Company and the remaining $4.3 million paid in cash.

The components of the book value of EMC and the allocation of the acquisition cost among the different assets and liabilities on the acquisition date are as follows:

Allocation of the

acquisition cost

$

Cash and cash equivalents

865,400

VAT and other taxes

36,600

Other current assets

32,600

Mineral rights

4,981,800

Land, buildings and equipment

104,000

Accounts payable and accrued liabilities

(73,800)

Net book value

5,946,600

Non-controlling interest (15%)

(130,700)

Net book value attributable to the Company

5,815,900

The mineral rights at Salave were leased by EMC to a third party for an undefined period of time. On March 9, 2004, the Company entered into a cancellation agreement with the lessee of those mineral rights. As consideration for the cancellation of the lease agreement, the Company has paid $5 million in cash and granted 2 million warrants with an exercise price of CDN$5.00 expiring in September 2008, the fair value of which amounted to $1 million (refer to note 12). Also, the Company will be required to make five additional payments of $5 million each upon fulfillment of certain milestones: 1) granting of the construction permit, 2) commencement of commercial production, 3) production of 200,000 ounces of gold, 4) production of a cumulative 400,000 ounces of gold, and 5) production of a cumulative 800,000 ounces of gold. In addition, the Company will have to pay a royalty of 5% on gold produced and sold in excess of 800,000 ounces subject to a deduction of $200 per ounce, and on all other metals from commencement of commercial production. The Company has the right to buy back 50% of the royalty in exchange for $5 million.

On October 29, 2004 and March 30, 2004, EMC increased its capital stock in the amount of €3.4 million and €4.5 million, respectively (approximately $4.6 million and $6.1 million, respectively). The non-controlling shareholders did not participate in the capital increases, resulting in a dilution of their interest in EMC. The participation of the Company in EMC has increased to 93.7%.

Tasiast project

On September 3, 2004, the Company acquired all of the shares of Defiance (refer to note 1). Defiance's main asset is the Tasiast gold project located in Mauritania, West Africa approximately 300 kilometres north of the capital city Nouakchott and 162 kilometres east-southeast of the port city Nouadhibou. The project is already permitted and a bankable feasibility study was completed in April 2004 by SNC-Lavalin Inc. The project contains total measured and indicated mineral resources of 1,185,000 ounces of gold contained in 12,069,000 tonnes grading 3.06 g/t, which includes 885,000 ounces of proven and probable reserves contained in 9,008,000 tonnes grading 3.06 g/t. In addition, the deposit contains an additional inferred resource of 12,428,000 tonnes at 2.25 g/t for a total of 899,000 ounces, based upon the cut-off grade of 1.0 g/t, as estimated by A.C.A. Howe International Ltd.

The value allocated to the Tasiast project on acquisition of Defiance amounted to $46,348,600.

Defiance had acquired the Tasiast project and certain other exploration licenses in Mauritania from Newmont LaSource Developpement S.A.S. Cash consideration amounted to $6.5 million, of which $3.5 million has been paid and the pending $3.0 million is payable as follows: $1.0 million on the first day of commercial production, $1.0 million on the first anniversary of production and $1.0 million on the second anniversary of production. In addition, a 2% royalty is payable on gold production in excess of 600,000 ounces.

As at December 31, 2004, Mineral properties consisted of the following:

Translation

adjustment

Acquisition

due to

December 31,

Additions/

of

Write-

currency

December 31,

2003

(amortization)

Defiance (b)

down

exchange

2004

$

$

$

$

$

$

Mining properties and development

Mineral rights

14,109,500

10,781,700

46,348,600

—

2,085,600

73,325,400

Development

43,792,000

5,169,100

—

—

3,760,000

52,721,100

Other (a)

1,368,700

636,100

—

—

168,200

2,173,000

Total mining properties and

  development

59,270,200

16,586,900

46,348,600

—

6,013,800

128,219,500

Land, buildings and equipment

90,945,300

40,274,600

—

—

10,924,700

142,144,600

Grants, net of

  amortization (note 6)

(9,350,500)

(7,094,300)

—

5,588,900

(877,600)

(11,733,500)

Accumulated depreciation

  and amortization

(64,386,600)

(10,439,500)

—

(33,976,500)

(9,296,600)

(118,099,200)

Total

76,478,400

39,327,700

46,348,600

(28,387,600)

6,764,300

140,531,400

(a) “Other” comprises patents, licenses and software.

(b) Value allocated to mineral properties of Defiance on the acquisition date (refer to note 1).

As at December 31, 2003, Mineral properties consisted of the following:

Translation

adjustment

Acquisition

due to

December 31,

Additions/

of

currency

December 31,

2002

(amortization)

EMC (b)

Transfers

exchange

2003

$

$

$

$

$

$

Mining properties and development

Mineral rights

7,119,500

(25,400)

4,981,800

—

2,033,600

14,109,500

Development

30,643,100

6,167,000

—

—

6,981,900

43,792,000

Other (a)

982,700

356,900

—

(191,100)

220,200

1,368,700

Total mining properties and

  development

38,745,300

6,498,500

4,981,800

(191,100)

9,235,700

59,270,200

Land, buildings and equipment

44,114,800

33,566,900

104,000

191,100

12,968,500

90,945,300

Grants, net of

  amortization (note 6)

(12,287,700)

4,878,600

—

—

(1,941,400)

(9,350,500)

Accumulated depreciation

  and amortization

(42,048,000)

(12,309,200)

—

—

(10,029,400)

(64,386,600)

Total

28,524,400

32,634,800

5,085,800

—

10,233,400

76,478,400

(a) “Other” comprises patents, licenses, software and rights in leased assets.

(b) Value allocated to mineral properties of EMC on the acquisition date.

The cost and accumulated depreciation and amortization of rights in capital leased assets amounted to $574,400 and $281,900, respectively, as at December 31, 2003. Debt outstanding in respect of these capital leased assets amounted to $121,800 as at December 31, 2003 (refer to note 10). There were no rights in capital leased assets as at December 31, 2004.

8. DEFERRED STRIPPING COSTS

Deferred stripping costs are comprised of the following:

Translation

adjustment

due to

December 31,

Additions/

currency

December 31,

2003

(amortization)

exchange

2004

$

$

$

$

El Valle and Carlés

  Deferred stripping costs

109,661,700

1,595,300

8,757,000

120,014,000

  Accumulated depreciation

and amortization

(93,673,700)

(17,333,600)

(9,006,700)

(120,014,000)

15,988,000

(15,738,300)

(249,700)

—

Aguablanca

  Deferred stripping costs

—

3,450,500

329,800

3,780,300

  Accumulated depreciation

and amortization

—

—

—

—

—

3,450,500

329,800

3,780,300

15,988,000

(12,287,800)

80,100

3,780,300

Translation

adjustment

due to

December 31,

Additions/

currency

December 31,

2002

(amortization)

exchange

2003

$

$

$

$

El Valle and Carlés

  Deferred stripping costs

85,207,300

6,306,100

18,148,300

109,661,700

  Accumulated depreciation

and amortization

(57,402,600)

(21,975,200)

(14,295,900)

(93,673,700)

27,804,700

(15,669,100)

3,852,400

15,988,000

El Valle and Carlés open pit mining activities finished in 2004. Stripping activities at the Aguablanca project started in January 2004.

9. OTHER ASSETS AND OTHER CURRENT ASSETS

Other current assets are comprised of the following:

2004

2003

$

$

Derivative financial instruments (note 15)

1,872,000

2,334,700

Payments on account to suppliers

352,200

122,900

Prepaid expenses

81,000

109,100

Receivable from the Ministry of the Economy

862,400

757,800

Other

128,500

180,600

3,296,100

3,505,100

Other assets are comprised of the following:

2004

2003

$

$

Derivative financial instruments (note 15)

3,286,600

8,085,500

Long-term deposits and restricted investments

1,067,400

453,700

Deferred financing fees

3,351,400

3,654,000

Pre-paid expenses

734,100

924,200

Other

94,200

—

8,533,700

13,117,400

Long-term deposits and restricted investments are bank accounts and investment funds restricted in use due to the existence of guarantees, which are related to site restoration activities and fulfillment of grant conditions (refer to note 7).

Deferred financing fees represent capitalized costs to obtain long-term debt. These costs are being amortized on a straight-line basis over the life of the underlying debt.

During 2003, the Company acquired several plots of land necessary for the construction of the Aguablanca mine, which are recorded as Mineral properties, net – Land, buildings and equipment (refer to note 7). In addition, several other plots of land have been rented for a period of 15 years with the option of extending this period. The Company has pre-paid the rentals to the owners of the land, corresponding to a minimum of six years and a maximum of 15 years, which are recorded as Other assets. These amounts will be amortized to Mine expenses on a straight-line basis.

10. LOAN AGREEMENTS

Deutsche Bank

On October 26, 2000, the Company entered into a credit agreement with Deutsche Bank, S.A.E. (“Deutsche Bank”) and settled the remaining balance of the loans arranged in 1997 and 1998 with Standard Chartered Bank and several Spanish institutions. In addition, the Company settled the put/call options arranged on August 1, 1997, which resulted in a gain of $5.2 million. The gain was brought into income at the same time the gold production, which was being hedged, was recognized in income (refer to note 15).

Within the credit agreement arranged with Deutsche Bank, the Company has the following facilities:

(a)

Term Loan Facility – $19,000,000

This facility is broken into two tranches. Tranche I, being up to $11,306,000, was applied by RNGM, S.A., to repay the then outstanding loans granted by Standard Chartered Bank. Tranche II, being up to $7,694,000, of which $4,013,200 was applied by the Company towards the prepayment of the then outstanding loans granted to the Company by several Spanish banks. The remaining amount of $3,680,800 was applied to develop the El Valle and Carlés properties.

The interest rates for the advances are as follows: Tranche I – LIBOR US$ (London interbank offering rate) + 1.7% per annum and Tranche II – LIBOR US$ + 1.95% per annum for the period ending October 31, 2002, and LIBOR US$ + 2.93% per annum, thereafter.

The term facility was to be repaid as follows: 12.5% semi-annually (April and October), starting April 30, 2002, with the final payment on October 31, 2005.

In October 2003 and January 2004, the Company prepaid $4,750,000 corresponding to the payments due in 2005.

As at December 31, 2004, this facility is totally repaid. As at December 31, 2003, the amount payable under this facility was $7,125,000, of which $4,750,000 was included in current liabilities in the consolidated balance sheet.

(b)

Term Loan Facility – $3,500,000

This facility represents advances to the Company, to a limit of $3,500,000, to finance the expansion of the El Valle and Carlés projects. The interest rate for these advances is LIBOR US$ + 2.2% per annum. As at December 31, 2004 and 2003, the full amount of the facility had been drawn down.

Repayment of this facility is due in two instalments: $1,750,000 is due on October 31, 2005, and the remaining amount of $1,750,000 is due on October 31, 2006.

As part of the consideration for the term loan facility, the Company issued to Deutsche Bank 3,500 series A common share purchase options (“A Call Options”) and 3,500 series B common share purchase options (“B Call Options”). Each Call Option entitles Deutsche Bank to subscribe for 500 common shares of the Company at an exercise price of $1.00 per share.

The options are not to be listed on any stock exchange and are not being made available to the public for subscription.

The expiration date of the options is the earlier of the following: (a) the date on which the term loan facility becomes due and payable in full under the terms of the Credit Agreement, or (b) in the case of the A Call Options and B Call Options, October 31, 2005 and 2006, respectively.

The proceeds of this facility were allocated between long-term debt ($2,527,100) and the A and B Call Options ($972,900). The allocation was calculated by valuing the liability and equity instruments separately and adjusting the resulting amounts on a pro rata basis so that the sum of the components equals the amount of cash received. The assumptions used in the calculation of the value of the equity instrument (using the Black-Scholes-Merton model) were a volatility of 92%, average interest rate of 6.7% and average maturity of 5.5 years. The fair value of the liability instrument was assumed to be equal to its face value, as its interest rate approximated the market interest rate available to the Company.

The interest accretion on this facility for the year ended December 31, 2004, calculated using the effective interest rate method, was $187,100 (2003 – $176,200).

(c)

Current account credit facility – $4,000,000

This facility was repaid in July 2002.

(d)

Standby Working Capital Facility – $1,500,000

Working capital advances were to be made to the Company by Deutsche Bank, to a limit of $1,500,000, at any time during the loan commitment period, when requested by the Company by means of a drawdown notice. The advances were to be a minimum amount of $1,000,000 with additional amounts in multiples of $100,000. The interest rate for the advances was LIBOR US$ + 1.8% per annum.

Amounts were to be repaid in full on the last day of the interest period relating to each standby working capital advance. This loan was renewable on a revolving basis with a final maturity on October 26, 2004. As at December 31, 2003, this loan had not been drawn down.

(e)

Guarantee Facility

The Company has been provided two guarantees: (1) the IFR Guarantee, and (2) the Hedging Guarantee.

The IFR Guarantee, in the maximum amount of €2,319,900, was to be used to secure/discharge obligations of the Company to the “Dirección General de Política Sectorial” of the Spanish Ministry of the Economy in relation to the IFR subsidy. This guarantee was cancelled in December 2001 as the Company complied with the conditions established for the granting of this subsidy.

The Hedging Guarantee (provided by Deutsche Bank in relation to the hedging program contracted with its subsidiary Deutsche Bank A.G. London), in the maximum amount of $30,000,000, guarantees certain of the liabilities of the Company under the derivative financial instruments program, on terms and subject to conditions set out therein.

Under this credit agreement, the Company is required to fulfill certain obligations, which are summarized below:

•

To submit information to Deutsche Bank, including most notably operating forecasts, financial reports and details of investments made.

•

To comply with current legislation in force and arrange adequate risk hedging on a timely basis.

•

To not undertake, without prior approval, actions such as changing its corporate purpose, granting loans to third parties or abandoning areas being mined.

•

To comply, at certain times throughout the years, with agreements and financial ratios, mainly associated with the debt and interest coverage. This is to be done through the cash flows generated by the Company over the lives of the El Valle and Carlés properties, and of minimum proven and probable reserves of gold ounces relating to these mines.

As at December 31, 2004 and 2003, it is the Company's understanding that all these obligations have been fulfilled.

All the financing facilities granted by Deutsche Bank are secured by the assets and shares of RNGM, S.A. (gold assets) and specifically secured by mortgages on the El Valle and Carlés mineral properties.

Investec and Macquarie

On August 21, 2003, the Company entered into a credit agreement with Investec Bank (UK) Ltd. and Macquarie Bank Ltd. (“Investec and Macquarie”) to finance the construction of its Aguablanca project. On March 23, 2004, the Company entered into a supplemental agreement with Investec and Macquarie that modified the above-mentioned credit agreement. Under the supplemental agreement, the hedging requirements for an initial drawdown of $30 million were changed (refer to note 15). On March 25, 2004, the Company executed the drawdown of $30 million. Under this credit agreement, the Company has the following facilities drawn down as at December 31, 2004:

(a)

Term Facility I – $25,000,000

The interest rates for this facility is LIBOR US$ + 2.4% per annum until completion of the construction (as defined in the credit agreement); and LIBOR US$ + 2.0% thereafter.

The $25.0 million drawn down under this facility will be repaid in semi-annual instalments, starting in September 2005, of $6.0 million, $8.0 million, $5.0 million, $4.0 million and $2.0 million, respectively.

(b)

Term Facility II – $5,000,000

The interest rate for this facility is LIBOR US$ + 2.5% per annum.

The $5.0 million drawn down under this facility will be repaid in August 2008.

As part of the consideration for the term loan facility, the Company has issued to Investec and Macquarie a total of 3,496,502 common share purchase options (“Options”). Each Option entitles the banks to subscribe for one common share of the Company at an exercise price of $1.43 per share. The exercise price for these Options was calculated as a 130% premium to the average closing price of the Company’s shares during the months of November and December 2002 when the mandate letter for the credit agreement was signed.

The Options are not required to be listed on any stock exchange and are not available to the public for subscription.

The expiration date of the Options would be the earlier of the following: (a) the date on which the term loan facility becomes due and payable in full under the terms of the Credit Agreement, or (b) August 21, 2008.

The proceeds of this facility were allocated between Long-term debt ($2,344,400) and Common share purchase options related to debt ($2,655,600) (refer to note 12). The allocation was calculated by valuing the liability and equity instruments separately and adjusting the resulting amounts on a pro rata basis so that the sum of the components equals the amount of cash received. The assumptions used in the calculation of the value of the equity instrument (using the Black-Scholes-Merton model) were a volatility of 82%, average interest rate of 2.4% and average maturity of 4.4 years. The fair value of the liability instrument was assumed to be equal to its face value, as its interest rate approximated the market interest rate available to the Company.

The interest accretion on this facility for the year ended December 31, 2004, calculated using the effective interest rate method, was $333,400 and has been capitalized (refer to note 2).

Under this credit agreement, the Company is required to fulfill certain obligations, similar to the ones required by the Deutsche Bank facilities that have been described above. As at December 31, 2004 and 2003, it is the Company's understanding that all the applicable obligations have been fulfilled.

All the financing granted by Investec and Macquarie will be secured by the assets and shares of Río Narcea Recursos, S.A., a wholly owned subsidiary of the Company that holds the Aguablanca assets in Spain, and by mortgages on the Aguablanca mineral properties.

Subsidized loan for Aguablanca project

In January 2003, the Ministry of Industry, Commerce ad Tourism (formerly Ministry of Science and Technology) granted a subsidized loan, amounting to €5.0 million ($6.8 million approximately), to the Aguablanca project currently under construction. The Company was required to invest €37.4 million (approximately $50.9 million) in the construction of the project before December 31, 2003 and create and maintain 55 employment positions for at least two years. The Company had not fulfilled these requirements as at December 31, 2003; however, the Company applied for an extension in the deadline date, which has been obtained. The loan is at zero interest rate and is repayable by equal instalments of €500,000 ($681,100 approximately) from 2008 to 2017.

The loan was collected from the Ministry in January 2004 in exchange for the issuance of performance bonds amounting to €5.2 million. The performance bonds were issued by two Spanish banks (Caja de Extremadura and Cajamar) and at that time the Company placed the €5.0 million in restricted bank accounts in favour of the banks. The release of the restricted funds was obtained in 2004, when the Aguablanca project itself could be used as security to the banks.

Loan agreements schedule at December 31, 2004:

US$ Outstanding

Currency

Final Maturity

Short-term

Long-term

$

$

Deutsche Bank

US$

October 31, 2006

1,661,000

1,579,100

Investec and Macquarie

US$

August 21, 2008

6,000,000

21,677,800

Industrial and Technological

Development Centre (a)

Euros

March 31, 2007

380,900

521,600

Ministry of Industry, Commerce and

Tourism (a)

Euros

October 31, 2011

23,300

140,100

Ministry of the Economy (a)

Euros

January 1, 2012

—

311,400

Ministry of Industry, Commerce and

  Tourism

Euros

December 15, 2017

—

6,810,500

Barclays Bank (b)

Euros

July 31, 2005

4,846,100

—

Oficial Credit Institute

Euros

May 15, 2011

11,900

68,500

Accrued interest payable

Euros

98,300

—

13,021,500

31,109,000

(a)

These loans are used to finance research projects to be performed by the Company.

(b)

This loan matures upon the collection of VAT related to the construction of the Aguablanca project and has a limit of credit of €5.0 million (approximately $6.8 million).

Except for the loans from the Industrial and Technological Development Centre, Ministry of Industry, Commerce and Tourism (formerly Ministry of Science and Technology) and Ministry of the Economy, which were granted at a zero interest rate, the aforementioned loans from credit entities bear interest tied to LIBOR US$ or EURIBOR (European interbank offering rate) plus a spread ranging from 1.0% to 2.5%.

Loan agreements schedule at December 31, 2003:

US$ Outstanding

Currency

Final Maturity

Short-term

Long-term

$

$

Deutsche Bank

US$

October 31, 2006

4,750,000

5,428,100

Industrial and Technological

Development Centre (a)

Euros

March 31, 2007

353,100

837,300

Ministry of Industry, Commerce and

Tourism (a)

Euros

October 31, 2011

—

151,800

Bansaleasing (c)

Euros

November 4, 2004

100,400

—

BBVA (c)

Euros

July 5, 2004

21,400

—

Ministry of the Economy (a)

Euros

January 1, 2012

16,100

288,800

Barclays Bank (b)

Euros

July 31, 2005

2,592,800

—

Accrued interest payable

Euros

97,900

—

7,931,700

6,706,000

(a)

These loans are used to finance research projects to be performed by the Company.

(b)

This loan matures upon the collection of VAT related to the construction of the Aguablanca project and has a limit of credit of €6.0 million (approximately $7.6 million).

(c)

Debt outstanding in respect of rights in leased assets (refer to note 7).

Except for the loans from the Industrial and Technological Development Centre, Ministry of Industry, Commerce and Tourism (formerly Ministry of Science and Technology) and Ministry of the Economy, which were granted at a zero interest rate, the aforementioned loans from credit entities bear interest tied to LIBOR US$, EURIBOR (European interbank offering rate) or MIBOR (Madrid interbank offering rate) plus a spread ranging from 1.0% to 2.2%.

The required principal repayments of the Company on its long- and short-term debt are as follows:

Year

Balance

$

2005

13,021,500

2006

14,996,400

2007

6,253,300

2008

3,446,600

2009

769,200

2010 and thereafter

5,643,500

44,130,500

As at December 31, 2004, the Company has provided bank guarantees to certain governmental institutions and entities in Spain totalling approximately $36,893,600 (2003 – $43,810,100). Of this amount, $5,979,500 (2003 – $5,509,600) related to reclamation guarantees, $23,229,900 (2003 – $31,748,400) related to guarantees issued as security to allow the Company to collect certain government grants and other subsidies (refer to note 6), $6,876,600 (2003 – $6,376,300) related to the financing from Deutsche Bank, and $807,600 (2003 – $175,800) related to other items.

11. OTHER LONG-TERM LIABILITIES

Other long-term liabilities consist of:

2004

2003

$

$

Provision for site restoration

5,417,000

2,539,200

Ministry of the Economy

2,395,100

1,421,100

Derivative financial instruments (notes 9 and 15)

2,082,900

3,207,000

9,895,000

7,167,300

Provision for site restoration

The details of the provision for site restoration as at December 31, 2004 are as follows:

Translation

adjustment

due to

December 31,

Obligations

currency

December 31,

2003

Set-up

settled

Accretion

exchange

2004

$

$

$

$

$

$

Project

El Valle

2,227,900

—

(287,900)

138,200

160,400

2,238,600

Carlés

311,300

—

(118,200)

19,300

14,900

227,300

Aguablanca

—

1,241,800

—

77,000

104,700

1,423,500

Honduras (a)

—

1,768,000

(240,400)

—

—

1,527,600

2,539,200

3,009,800

(646,500)

234,500

280,000

5,417,000

(a) Provision for site restoration for the Honduras project originally held by Defiance (refer to note 1).

The accounting of the provision for site restoration costs for the Aguablanca project started on January 2004 when the significant construction and pre-stripping activities began. There were no obligations incurred in respect of the Tasiast project in Mauritania as at December 31, 2004.

The details of the provision for site restoration as at December 31, 2003 are as follows:

Translation

adjustment

due to

December 31,

Obligations

currency

December 31,

2002

settled

Accretion

exchange

2003

$

$

$

$

$

Project

El Valle

1,846,900

(122,100)

125,500

377,600

2,227,900

Carlés

243,100

—

16,500

51,700

311,300

2,090,000

(122,100)

142,000

429,300

2,539,200

The details and assumptions used as at December 31, 2004 for the calculation of the provisions are as follows:

El Valle

Carlés

Aguablanca

Honduras (a)

Cash flows to settle the

  obligations (undiscounted)

2,858,400

290,100

3,348,400

1,844,000

Timing for settling the obligations

2008

2008

2018

2005

Credit-adjusted risk-free interest rate

6.3%

6.3%

6.3%

4.3%

(a) Gold project originally held by Defiance, which is in the reclamation phase.

The details and assumptions used as at December 31, 2003 for the calculation of the provisions are as follows:

El Valle

Carlés

Cash flows to settle the obligations (undiscounted)

3,023,900

422,400

Timing for settling the obligations

2008

2008

Credit-adjusted risk-free interest rate

6.3%

6.3%

Future changes, if any, in regulations and cost estimates, which may be significant, will be recognized when known.

As of December 31, 2004, RNGM, S.A., RNR, S.A., RNN, S.A. and EMC were awarded grants totalling $1,291,800, $286,100, $544,800 and $272,400, respectively (2003 – $903,200, $265,200, $252,700 and nil, respectively), by the Ministry of the Economy in relation to various gold and nickel projects. These grants will be reimbursed if positive results are obtained on the subsidized projects. As the Company expects the subsidized projects to have positive results, the total grants received have been recorded as a liability. These grants will be reviewed by the Ministry and will either be considered non-refundable if no viability is achieved, or repayments will be established on a long-term basis at zero interest rate.

12. SHARE CAPITAL

Common shares

The authorized capital stock of the Company is comprised of an unlimited number of common shares. Common shares of the Company are listed on the Toronto Stock Exchange (“TSX”) under the symbol RNG and on the American Stock Exchange (“AMEX”) (secondary listing) under the symbol RNO.

Details of issued and outstanding common shares are as follows:

2004

2003

2002

Shares

Amount

Shares

Amount

Shares

Amount

$

$

$

Balance, beginning of year

112,923,599

140,610,500

71,729,626

86,679,500

65,050,817

81,662,900

Issuance of cash

Public offering,

  net of costs

24,050,000

52,636,100

38,000,000

47,666,000

—

—

Exercise of employee

stock options

664,334

877,700

1,734,301

1,550,400

608,000

304,700

Exercise of share

purchase options

—

—

—

—

5,825,809

4,000,000

Exercise of non-employee

stock options

and warrants

328,904

420,500

859,396

876,300

—

—

Non-cash issuances

Shares issued to

service suppliers

—

—

—

—

245,000

118,300

Exercise of employee

stock options

—

1,049,400

—

1,941,100

—

261,500

Exercise of share

purchase options

—

—

—

—

—

229,100

Exercise of non-employee

stock options

and warrants

—

154,900

—

349,400

—

—

Employee stock

options expired

—

232,300

—

47,800

—

103,000

Non-employee stock options

and warrants expired

—

66,800

—

—

—

—

Defiance warrants expired

—

1,900

—

—

—

—

Shares issued in

acquisition of EMC

—

—

600,276

1,500,000

—

—

Shares issued in

acquisition of

Defiance

18,907,936

39,384,600

—

—

—

—

Balance, end of year

156,874,773

235,434,700

112,923,599

140,610,500

71,729,626

86,679,500

On October 5, 2004, Rio Narcea entered into an agreement with a syndicate of underwriters under which the underwriters agreed to buy 21,000,000 units for re-sale to the public at a price of CDN$3.10 per unit. In addition, the Company had granted the option to buy up to 3,250,000 additional units, of which 3,050,000 were issued to the underwriters. Gross proceeds of the issue amounted to CDN$74,555,000 ($61,021,600). Net proceeds received after payment of expenses related to the offering were $58,275,600. Each unit consisted of one common share and one-half of one common share purchase warrant, which were detachable from the common shares. Each whole warrant entitles the holder to purchase one common share at a price of CDN$5.00 on or before on or before September 12, 2008. On October 25, 2004, the Company obtained a receipt for the final prospectus that qualified the units. The common share purchase warrants began trading on the Toronto Stock Exchange on September 11, 2003 under the symbol “RNG.WT”. The proceeds from the units were allocated between Common shares and Non-employee stock options and warrants, $52,636,100 and $5,639,500, respectively (refer to “Non-employee stock options and warrants” section). The allocation was calculated by valuing the common shares and stock warrants separately on the date of the agreement and adjusting the resulting amounts on a pro rata basis so that the sum of the components equals the amount of net cash received. In connection with this equity issue, the AMEX would have ordinarily required, pursuant to section 712(b) of the AMEX Company Guide, that the Company obtained shareholder approval of the share issuance. The Company received an exemption from this requirement pursuant to section 110 of the AMEX Company Guide. The exemption was granted on the basis that such approval was not required under the provisions of the Canadian Business Corporations Act (“CBCA”), the by-laws and rules of the TSX, or the applicable provisions of Canadian securities legislation.

On June 30, 2004, the Company entered into a definitive agreement for the acquisition of Defiance. Upon closing of the transaction on September 3, 2004, the Company has issued, as part of the consideration for the acquisition, 18,907,936 common shares with an allocated value of $39,384,600, and has reserved for issuance 7.5 million shares issuable upon exercise of the Rio Narcea replacement options and Defiance warrants (refer to note 1).

In October 2003, the Company issued 600,276 shares with a value, on the issuance date, of $1,500,000 as part of the consideration for the acquisition of EMC (refer to note 7).

On August 22, 2003, Rio Narcea entered into an agreement with a syndicate of underwriters under which the underwriters agreed to buy 16,100,000 units for re-sale to the public at a price of CDN$2.80 per unit for gross proceeds of CDN$45,080,000 ($32,858,800). Net proceeds received after payment of expenses related to the offering were $31,014,200. Each unit consisted of one common share and one-half of one common share purchase warrant, which were detachable from the common shares. Each whole warrant entitles the holder to purchase one common share at a price of CDN$5.00 on or before 60 months from the closing date, which was September 11, 2003. On September 4, 2003, the Company obtained a receipt for a final prospectus that qualified the units. The common share purchase warrants began trading on the Toronto Stock Exchange on September 11, 2003 under the symbol “RNG.WT”. The proceeds from the units were allocated between Common shares and Non-employee stock options and warrants, $27,469,700 and $3,544,500, respectively (refer to “Non-employee stock options and warrants” section). The allocation was calculated by valuing the common shares and stock options separately on the date of the agreement and adjusting the resulting amounts on a pro rata basis so that the sum of the components equals the amount of net cash received.

On February 6, 2003, the Company completed an equity financing comprised of 12,000,000 special warrants at a price of CDN$2.25 per special warrant for gross proceeds, collected on the same date, of CDN$27,000,000 ($17,730,900). Net proceeds received after payment of expenses related to the offering were $16,665,500 (excluding expenses of $383,000, being the fair value of the 600,000 additional warrants granted to the agent as part of its fees – refer to “Non-employee stock options and warrants” section). Each special warrant entitled the holder to acquire, without further payment, one common share of the Company. The Company obtained a receipt for a final prospectus on March 7, 2003, and the special warrants were exercised into common shares of the Company on March 14, 2003.

During 2004, 664,334 options (2003 – 1,734,301) issued under the Employee stock option plans (refer to note 13) were exercised, for proceeds of $877,700 (2003 – $1,550,400). The book value of the employee stock options transferred to Common shares in 2004 was $1,049,400 (2003 – $1,941,100). The average exercise price of the options was CDN$1.70 (2003 – CDN$1.24).

Also during 2004, 328,904 non-employee stock options and warrants (2003 – 859,396) (refer to “Non-employee stock options and warrants” section) were exercised into common shares of the Company. Proceeds from the exercise amounted to $420,500 (2003 – $876,300). The book value of the stock options transferred to Common shares was $154,900 (2003 – $349,400). The average exercise price of the options was CDN$1.66 (2003 – CDN$1.39).

During 2004, 189,592, 104,700 and 39,277 employee stock options, non-employee stock options and warrants and Defiance warrants, respectively, expired (2003 – 50,000, nil and nil, respectively). The book value originally allocated to these options was transferred to Common shares, amounting to $232,300, $66,800 and $1,900, respectively (2003 – $47,800, nil and nil, respectively).

Non-employee stock options and warrants

The following is a continuity schedule of non-employee stock options and warrants:

Number of

Weighted

options and

average exercise

warrants

Amount

price

#

$

CDN$

Balance, December 31, 2001

—

—

—

Options granted – non-cash

1,526,332

706,800

0.78

Balance, December 31, 2002

1,526,332

706,800

0.78

Options granted – cash

8,050,000

3,544,500

5.00

Options granted – non-cash

766,668

558,000

2.04

Options exercised

(859,396)

(349,500)

1.39

Balance, December 31, 2003

9,483,604

4,459,800

4.41

Options granted – cash

12,025,000

5,639,500

5.00

Options granted – non-cash

2,000,000

1,202,700

5.00

Options exercised

(328,904)

(154,900)

1.66

Options expired

(104,700)

(66,800)

2.39

Balance, December 31, 2004

23,075,000

11,080,300

4.82

On October 25, 2004 and August 22, 2003, the Company issued 24,050,000 and 16,100,000 units, respectively, each unit consisting of one common share and one-half of one common share purchase warrant, which were detachable from the common shares. Each whole warrant, 12,025,000 and 8,050,000 in total, respectively, entitled the holder to purchase one common share (refer to “Common shares” section).

On March 16, 2004, the Company issued 2,000,000 warrants as part of the consideration for the lease termination agreement in respect of the Salave project entered into in that month (refer to note 7). These warrants have an exercise price of CDN$5.00 and expire on September 12, 2008. These warrants are listed for trading on the Toronto Stock Exchange (“TSX”) under the symbol RNG.WT.

During 2002, the Company issued 833,332 stock options to HSBC in consideration for consulting services provided (refer to “Common shares” section). An additional 166,668 stock options with the same terms were issued in January and February 2003 under the same consulting agreement. This consulting agreement was terminated in February 2003, and no other stock options are pending to be issued in that respect.

In February 2003, the Company issued 600,000 stock options with an exercise price of CDN$2.39 to the underwriters of the special warrants issued in that month as part of the agent fees (refer to “Common shares” section).

During 2004, 328,904 non-employee stock options and warrants were exercised (2003 – 859,396) for proceeds of $420,500 (2003 - $876,300) (refer to “Common shares” section). In addition, 104,700 non-employee stock options and warrants expired in 2004 (2003 – nil).

Non-employee stock options and warrants outstanding as at December 31, 2004, are summarized as follows:

Number of

Number of

Weighted

options and

options and

average

Accounted

warrants

warrants

Exercise

remaining

Fair

outstanding

vested

price

life

Value

(CDN$)

(Years)

(US$)

1,000,000

1,000,000

0.77

0.1

693,600

22,075,000

22,075,000

5.00

3.7

10,386,700

23,075,000

23,075,000

4.82

3.5

11,080,300

Funds that would be received by the Company if all the non-employee stock options and warrants outstanding as at December 31, 2004 were exercised, would amount to CDN$111.1 million (approximately $92.2 million).

Non-employee stock options and warrants outstanding as at December 31, 2003, are summarized as follows:

Number of

Number of

Weighted

options and

options and

average

Accounted

warrants

warrants

Exercise

remaining

Fair

outstanding

vested

price

life

Value

(CDN$)

(Years)

(US$)

1,000,000

1,000,000

0.77

1.1

693,600

150,104

150,104

0.80

0.2

40,700

283,500

283,500

2.39

0.6

181,000

8,050,000

8,050,000

5.00

4.7

3,544,500

9,483,604

9,483,604

4.41

4.1

4,459,800

Shares issuable upon exercise of Defiance warrants (refer to note 1)

On September 3, 2004, the Company has reserved for issuance 6.7 million shares, issuable upon exercise of Defiance warrants. Each warrant of Defiance entitles the holder to receive upon exercise, in lieu of the number of Defiance common shares otherwise issuable upon exercise thereof, that number of Rio Narcea common shares equal to the number of Defiance common shares issuable under such Defiance warrant divided by 5.25 at an exercise price per Rio Narcea common share equal to the exercise price per Defiance common share of such Defiance warrant multiplied by 5.25.

The following weighted average assumptions have been used for the valuation of the Defiance warrants: 1.6 years expected term, 55% volatility, 2.8% interest rate and an expected dividend yield of 0%. The fair value of the instruments amounted to $2,439,100.

The following is a continuity schedule of Defiance warrants (the number of warrants is divided by 5.25 and exercise price is multiplied for 5.25):

Average

Options and

exercise

warrants

Amount

price

#

$

CDN$

Balance, December 31, 2003

—

—

—

Acquisition of Defiance – non-cash

6,661,217

2,439,100

3.96

Warrants expired

(39,277)

(1,900)

3.36

Balance, December 31, 2004

6,621,940

2,437,200

3.96

Defiance warrants outstanding as at December 31, 2004 are summarized as follows (the number of warrants is divided by 5.25 and exercise price is multiplied for 5.25):

Number of

Number of

Weighted

Accounted

warrants

warrants

Exercise

average

fair

outstanding

vested

price

remaining life

value

CDN$

Years

US$

310,930

310,930

2.73

1.5

214,200

121,905

121,905

2.78

0.7

64,600

2,209,622

2,209,622

3.78

1.5

1,017,300

95,238

95,238

3.99

1.1

34,200

3,884,245

3,884,245

4.20

0.9

1,106,900

6,621,940

6,621,940

3.96

1.1

2,437,200

Funds that would be received by the Company if all the Defiance warrants outstanding as at December 31, 2004 were exercised, would amount to CDN$26.2 million (approximately $21.8 million).

Common share purchase options related to debt

The following is a continuity schedule of common share purchase options related to debt:

Average

exercise

Options

Amount

price

#

$

CDN$ (a)

Balance, December 31, 2001

9,305,516

2,233,000

1.29

Options exercised

(5,805,516)

(1,260,100)

1.09

Balance, December 31, 2002

3,500,000

972,900

1.58

Balance, December 31, 2003

3,500,000

972,900

1.29

Options granted - cash

3,496,502

2,655,600

1.72

Balance, December 31, 2004

6,996,502

3,628,500

1.46

(a)  Exercise prices are denominated in US$ and are converted to CDN$ by applying the exchange rate prevailing on December 31 of each respective year end.

On March 23, 2004, the Company issued 3,496,502 common share purchase options to Investec and Macquarie in relation to a drawdown under the facilities granted by these banks for the financing of the Aguablanca project (refer to note 10). These common share purchase options have an exercise price of $1.43 (approximately CDN$1.72) and will expire on August 21, 2008.

Common share purchase options related to debt outstanding as at December 31, 2004 are summarized as follows:

Number of

Number of

Weighted

Accounted

options

options

Exercise

average

fair

outstanding

vested

price

remaining life

value

CDN$ (a)

Years

US$

3,500,000

3,500,000

1.21

1.3

972,900

3,496,502

3,496,502

1.72

3.6

2,655,600

6,996,502

6,996,502

1.46

2.4

3,628,500

(a)  Exercise prices are denominated in US$ and are converted to CDN$ by applying the exchange rate prevailing on December 31, 2004.

Funds that would be received by the Company if all the common share purchase options related to debt outstanding as at December 31, 2004 were exercised, would amount to CDN$10.2 million (approximately $8.5 million).

Common share purchase options related to debt outstanding as at December 31, 2003 are summarized as follows:

Number of

Number of

Weighted

Accounted

options

options

Exercise

average

fair

outstanding

vested

price

remaining life

value

CDN$ (a)

Years

US$

3,500,000

3,500,000

1.29

2.5

972,900

3,500,000

3,500,000

1.29

2.5

972,900

(a)  Exercise price is denominated in US$ and is converted to CDN$ by applying the exchange rate prevailing on December 31, 2003.

Maximum shares

The following table presents the maximum number of shares that would be outstanding if all of the outstanding options and warrants issued and outstanding as at December 31, 2004, were exercised or converted:

Number of shares

Common shares outstanding at December 31, 2004

156,874,773

Options to purchase common shares

  Non-employee stock options and warrants

23,075,000

  Shares issuable upon exercise of Defiance warrants

6,621,940

  Common share purchase options related to debt

6,996,502

  Employee stock options

6,052,458

199,620,673

Net income (loss) per share

The computation of basic and diluted income (loss) per share is as follows:

2004

2003

2002

Basic income (loss) per share computation

Numerator:

  Net income (loss)

$

(44,444,900)

$

3,206,800

$

9,864,400

  Net income (loss) applicable to common shares

$

(44,444,900)

$

3,206,800

$

9,864,400

Denominator

  Weighted average common shares outstanding

124,258,207

95,610,806

68,397,860

  Weighted average special warrants outstanding

—

3,136,438

3,851,507

  Total

124,258,207

98,747,244

72,249,367

Basic income (loss) per common share

$

(0.36)

$

0.03

$

0.14

Diluted income (loss) per share computation

Numerator:

  Net income (loss)

$

(44,444,900)

$

3,206,800

$

9,864,400

  Net income (loss) applicable to common shares,

     assuming dilution

$

(44,444,900)

$

3,206,800

$

9,864,400

Denominator

  Weighted average common shares outstanding

124,258,207

95,610,806

68,397,860

  Weighted average special warrants outstanding

—

3,136,438

3,851,507

  Dilutive effect of:

    Non-employee stock options and warrants

—

960,830

433,643

    Special warrants

—

882,192

3,550,685

    Common share purchase options related to debt

—

1,577,890

474,225

    Employee stock options

—

1,720,975

853,527

  Total

124,258,207

103,889,131

77,561,447

Diluted income (loss) per common share

$

(0.36)

$

0.03

$

0.13

There are no securities that could potentially dilute basic income (loss) per share in the future and that were not included in the computation of diluted income (loss) per share.

13. EMPLOYEE STOCK OPTIONS

On November 5, 1996, the Board of Directors approved a new employee stock option plan (the “1996 ESOP”). Under this plan, the Board of Directors, or a committee appointed for such purpose, may from time to time grant to directors, officers and employees of, or consultants to the Company, any parent of the Company, or any subsidiary of the Company (collectively, “Eligible Personnel”) options to acquire common shares in such numbers, for such term, at such exercise price and with such other terms, as determined by the Board of Directors or a committee thereof so designated, not inconsistent with the provisions of the 1996 ESOP.

Under the 1996 ESOP, the option exercise price may be not less than the closing price on the Toronto Stock Exchange on the day prior to the date of grant. The option term may not exceed ten years. Options granted under the 1996 ESOP are non-transferable and, in the case of non-statutory options, terminate on the holder's ceasing to be an employee or director of, or consultant to, the Company or any of its affiliates. In the case of incentive stock options, they terminate no less than three and not more than 12 months after termination of employment as determined by the Board. The maximum number of common shares that may be reserved for issuance under the 1996 ESOP is 7,000,000 and, as at December 31, 2004, 2,180,335 common shares (2003 – 1,851,001) have been issued upon exercise of these options. The maximum number of common shares, which may be subject to option to any one Eligible Personnel, may not exceed 5% of the number of issued and outstanding common shares at the time of the grant of any option. Options issued may have various vesting periods, which are determined by the Board or a committee appointed by the Board.

In June 1994, the Board of Directors had previously approved the 1994 employee stock option plan (the “1994 ESOP”), with the same terms and conditions as the above mentioned 1996 ESOP. The maximum number of common shares that may be reserved for issue under the 1994 ESOP is 3,000,000, of which 1,635,000 common shares have been issued upon exercise of these options as at December 31, 2004 (2003 – 1,300,000).

On September 3, 2004, the Company issued 806,050 employee stock options (“Replacement options”) that replace the previously existing employee stock options granted by Defiance (refer to note 1). No replacement options have been exercised in 2004. The following weighted average assumptions have been used for the valuation of the Replacement options: 3.8 years expected term, 77% volatility, 3.9% interest rate and an expected dividend yield of 0%. The fair value of the instruments amounted to $948,400.

The following is a continuity schedule of options outstanding:

Weighted

Number of

average exercise

options

Amount

price

#

$

CDN$

Balance, December 31, 2001

5,709,300

7,446,800

1.38

Options granted

145,000

—

1.02

Expenses accrued

—

214,900

—

Options exercised

(608,000)

(261,600)

0.78

Options expired

(340,665)

(103,000)

0.63

Balance, December 31, 2002

4,905,635

7,297,100

1.50

Options granted

2,979,000

—

2.85

Expenses accrued

—

915,000

—

Options exercised

(1,734,301)

(1,941,100)

1.24

Options expired

(50,000)

(47,800)

2.05

Balance, December 31, 2003

6,100,334

6,223,200

2.23

Options granted (acquisition of Defiance)

806,050

948,400

2.96

Expenses accrued

—

2,104,600

—

Options exercised

(664,334)

(1,049,400)

1.70

Options expired

(189,592)

(232,200)

3.02

Balance, December 31, 2004

6,052,458

7,994,600

2.36

Funds that would be collected by the Company if all the employee stock options outstanding as at December 31, 2004, were exercised, would amount to CDN$14.3 million (approximately $11.8 million).

Stock options outstanding as at December 31, 2004 are summarized as follows:

Options outstanding

Options vested

Weighted

Weighted

Number of

average

Number of

average

Exercise

options

remaining

options

remaining

price

outstanding

life

vested

life

(CDN$)

(Years)

(Years)

Directors

0.62

170,000

1.3

170,000

1.3

0.68

100,000

2.1

100,000

2.1

0.79

240,000

1.4

240,000

1.4

1.00

50,000

4.2

50,000

4.2

2.00

1,230,000

1.9

1,230,000

1.9

2.05

450,000

3.1

149,996

3.1

2.63

177,142

3.5

177,142

3.5

2.94

19,047

2.0

19,047

2.0

3.60

630,000

4.0

210,005

4.0

5.04

23,809

2.0

23,809

2.0

5.88

19,047

2.5

19,047

2.5

$2.19

3,109,045

2.6

2,389,046

2.3

Officers

1.76

15,000

2.7

15,000

2.7

2.00

200,000

1.4

200,000

1.4

2.05

306,000

3.1

102,000

3.1

2.63

180,951

3.5

180,951

3.5

3.31

38,095

4.1

38,095

4.1

3.60

188,000

4.0

62,667

4.0

5.04

11,904

2.0

11,904

2.0

$2.55

939,950

3.0

610,617

2.8

Other

0.62

101,334

1.3

101,334

1.3

employees

0.64

46,666

1.1

46,666

1.1

0.80

35,000

4.6

35,000

4.6

1.80

31,000

0.1

31,000

0.1

2.00

343,000

2.1

343,000

2.1

2.05

410,000

2.8

150,000

2.3

2.30

100,000

3.5

100,000

3.5

2.63

259,995

0.5

259,995

0.5

2.86

6,188

1.9

6,188

1.9

2.94

16,664

0.5

16,664

0.5

3.31

1,904

4.0

1,904

4.0

3.41

14,285

3.8

14,285

3.8

3.60

631,000

4.0

210,334

4.0

5.88

4,761

0.1

4,761

0.1

10.50

1,428

0.4

1,428

0.4

13.44

238

1.1

238

1.1

2.52

2,003,463

2.6

1,322,797

2.1

Total

2.36

6,052,458

2.7

4,322,460

2.3

Of the total number of options reflected in the foregoing table, 1,350,000 relate to the 1994 ESOP, 3,927,000 relate to the 1996 ESOP and 775,458 relate to the replacement options issued in relation to the acquisition of Defiance.

The Company has retroactively adopted amended CICA Section 3870, with restatement of prior periods for all employee stock options granted or modified by the Company since inception of the employee stock option plans in July 1994. The fair value of each option grant is estimated at the date of grant using the Black-Scholes-Merton option pricing model. The estimated fair value of the options is amortized over the options’ respective vesting periods.

The following weighted average assumptions have been used for each of the fiscal years 2003 and 2002: 5.0 years expected term, 85% volatility, 3.1% interest rate and an expected dividend yield of 0%. No options have been granted under the 1994 or 1996 ESOP during the year ended December 31, 2004. The fair value of options granted in the years ended December 31, 2003 and 2002, was $4,242,800 and $40,500, respectively. The cost of stock-based compensation for each of the years in the three year period ended December 31, 2004, was $2,104,600, $915,000,and $214,900, respectively.

14. TAXES

The Company's operations are conducted through its subsidiaries which are subject to income and other taxes in Spain, including most notably Value Added Tax (“VAT”). VAT inspections are carried out by the tax authorities on an annual basis relating to VAT refunds and no matters that might affect the recoverability of these balances have been identified to date. As at December 31, 2004, the Company has recorded $8,964,900 (2003 – $6,232,100) as VAT and other taxes receivable, of which $8,510,800 (2003 – $6,083,400) corresponded to VAT. The increase in VAT receivable for 2004 is primarily associated with a large amount of capital expenditures incurred during the year for construction of the Aguablanca project. Specifically, VAT receivable in relation to the Aguablanca project amounted to $6,455,400 as at December 31, 2004 (2003 - $4,580,900).

Significant components of the Company's future tax assets and liabilities as at December 31, 2004 and 2003 are as follows:

2004

2003

$

$

Future tax assets-

  Tax value of mineral properties exceeding accounting value

28,326,900

11,551,600

  Provision for site restoration

1,061,200

—

  Share issue costs

1,741,700

1,314,400

  Other

271,000

—

  Non-capital loss carryforwards

    Canada

10,108,300

2,837,300

    Spain

1,196,900

4,351,400

42,706,000

20,054,700

Future tax liabilities-

  Accounting value of mineral properties exceeding tax value

(4,804,300)

—

  Foreign exchange

(2,156,300)

—

  Other

(1,072,300)

—

Future tax assets, net of offsetting liabilities

39,477,400

20,054,700

Valuation allowance for future tax assets

(39,477,400)

(20,054,700)

Total future tax assets

—

—

Total future tax liabilities

(4,804,300)

—

The Company has $3,419,700 of tax loss carryforwards reported from its Spanish operations as at December 31, 2004 and incurred in 2004 that expire in fifteen years after the date incurred (2003 – $12,432,500). In addition, the Company has $27,985,300 (2003 – $7,350,600) of tax loss carryforwards reported from its Canadian operations and incurred from 1998 to 2004 that expire seven years after the date incurred.

Due to the uncertainty regarding the ultimate utilization of the net operating loss carryforwards and other tax assets, the Company has recorded a valuation allowance for the full amount of the future tax assets.

The reconciliation of income tax attributable to operations computed at the statutory tax rates to income tax expense (recovery) is as follows:

2004

2003

2002

$

$

$

Income taxes at statutory rates

(16,053,500)

1,112,800

3,807,700

Utilization of prior year losses not benefited

—

—

(212,800)

Change in net future tax assets,

  valuation allowance, including exchange

  rate effect

18,266,400

(21,400)

(3,274,000)

Foreign tax rate differentials

(727,400)

(73,100)

(5,100)

Share issuance costs deductible

  for tax purposes

(1,485,500)

(1,018,300)

(315,800)

—

—

—

15. DERIVATIVE FINANCIAL INSTRUMENTS

The return on the Company's investments will partly depend on fluctuations in gold and other commodity prices, exchange rates and on the derivative financial instruments arranged by the Company as part of its debt financing arrangements.

On October 26, 2000, the Company contracted a gold put/call structure to partially cover gold price and exchange rate risks for the period of the credit agreement entered into with Deutsche Bank (refer to note 10), consisting of 173,633 gold puts and 115,811 gold calls denominated in U.S. dollars per ounce and 434,593 gold puts and 291,632 gold calls denominated in Euros per ounce, all of them with maturities between December 2000 and December 2006. The net premium allocated to this structure amounted to €5,518,300 (approximately $5.2 million at the exchange rate prevailing at that time).

Also, on June 26, 2001, the Company entered into an additional hedging contract consisting of the forward sale of 14,255 ounces of gold in the period 2002–2006 at $300.98 per ounce.

In May 2002, the Company purchased 58,244 call options with the same term to maturity and exercise price as the $365/oz call options that had been written and sold on October 26, 2000. Coincident with the purchase of those call options, the Company terminated the hedging relationship of the written call options denominated in U.S. dollars. The fair value of the purchased call options on the date of purchase was $1,090,700. This amount was recorded in Other assets and Other current assets depending on its maturity. As at December 31, 2003 and 2002, the increase in the fair value of the purchased call options was equal to the decrease in the fair value of the written call options, therefore, resulting in no impact on net income.

In February 2003, the Company purchased 82,736 call options with the same term to maturity and exercise price as some of the €405/oz call options that had been written and sold on October 26, 2000. Coincident with the purchase of those call options, the Company terminated the hedging relationship of a portion of the written call options denominated in Euros. The fair value of the purchased call options on the date of purchase was $2,028,500. This amount was recorded in Other assets and Other current assets depending on its maturity. As at December 31, 2003 and 2002, the increase in the fair value of the purchased call options was equal to the decrease in the fair value of the written call options, therefore, resulting in no impact on net income.

On January 1, 2004, the Company de-designated the hedging relationship of all the derivative financial instruments existing at that time (refer to note 2) and, as such, derivative financial instruments have been marked to market starting on that date. The difference between book value and fair value on January 1, 2004, which amounted to negative $5,384,300, was recorded as Deferred derivative loss and Current portion of deferred derivative loss, and will be amortized to Gold sales during the term of the derivatives.

In March 2004, the Company has entered into copper and U.S. dollar/Euro forwards in respect of the credit agreement with Investec and Macquarie for the development of the Aguablanca project (refer to notes 7 and 10).

The detail of the derivative financial instruments outstanding as at December 31, 2004 and 2003, is as follows:

Transaction

Underlying Asset

Term

Amount

Exercise price

December 31, 2004

  Purchase of put options

Gold

2005–2006

32,860 oz.

$280/oz.

  Purchase of put options

Gold

2005–2006

160,030 oz.

€300/oz.

  Sale of call options

Gold

2005–2006

20,462 oz.

$365/oz.

  Purchase of call options

Gold

2005–2006

20,462 oz.

$365/oz.

  Sale of call options

Gold

2005–2006

104,118 oz.

€405/oz.

  Purchase of call options

Gold

2005–2006

82,736 oz.

€405/oz.

  Sale of forwards

Gold

2005–2006

11,215 oz.

$301/oz.

  Sale of forwards

Copper

2005–2008

8,226 Tn.

€1,831/Tn.

  Sale of forwards

Copper

2005–2008

8,226 Tn.

€1,875/Tn.

  Sale of forwards

US$

2005–2008

16,108,500 US$

$1.22/Euro

December 31, 2003

  Purchase of put options

Gold

2004–2006

53,954 oz.

$280/oz.

  Purchase of put options

Gold

2004–2006

200,256 oz.

€300/oz.

  Sale of call options

Gold

2004–2006

43,512 oz.

$365/oz.

  Purchase of call options

Gold

2004–2006

43,512 oz.

$365/oz.

  Sale of call options

Gold

2004–2006

148,074 oz.

€405/oz.

  Purchase of call options

Gold

2005–2006

82,736 oz.

€405/oz.

  Sale of forwards

Gold

2004–2006

12,431 oz.

$301/oz.

During 2004 and 2003, the detail of derivatives that have matured is as follows (except derivatives that matured “out of the money”):

Underlying

Exercise

Maturity date

asset

Amount

price

Spot price

Year 2004

  Forwards April 2004

Gold

608 oz.

$301/oz.

$393/oz.

  Calls sold June 2004

Gold

11,525 oz.

$365/oz.

$396/oz.

  Calls purchased June 2004

Gold

11,525 oz.

$365/oz.

$396/oz.

  Forwards October 2004

Gold

608 oz.

$301/oz.

$429/oz.

  Calls sold December 2004

Gold

11,525 oz.

$365/oz.

$438/oz.

  Calls purchased December 2004

Gold

11,525 oz.

$365/oz.

$438/oz.

  Sale of forwards November 2004

Copper

146 Tn.

€1,831/Tn.

€2,419/Tn.

  Sale of forwards November 2004

Copper

146 Tn.

€1,875/Tn.

€2,419/Tn.

  Sale of forwards November 2004

US$

416,100 US$

$1.22/Euro

$1.32/Euro

  Sale of forwards December 2004

Copper

161 Tn.

€1,831/Tn.

€2,373/Tn.

  Sale of forwards December 2004

Copper

161 Tn.

€1,875/Tn.

€2,373/Tn.

  Sale of forwards December 2004

US$

367,500 US$

$1.22/Euro

1.36/Euro

Year 2003

  Forwards April 2003

Gold

608 oz.

$301/oz.

$337/oz.

  Forwards October 2003

Gold

608 oz.

$301/oz.

$386/oz.

  Calls sold December 2003

Gold

7,366 oz.

$365/oz.

$416/oz.

  Calls purchased December 2003

Gold

7,366 oz.

$365/oz.

$416/oz.

As at December 31, 2004, the details of the different assets and liabilities recorded in the consolidated balance sheet in respect of derivative transactions are as follows (refer to notes 9 and 11):

Adjustment for

Deferred

mark-to-

derivative

Change in

-market

loss

fair value

as at

charged

during

December 31,

January 1,

to

the

December 31,

2003

2004

expenses

period

2004

$

$

$

$

$

Other current assets

  (note 9)

2,334,700

(749,400)

—

286,700

1,872,000

Other assets (note 9)

8,085,500

(2,682,200)

—

(2,116,700)

3,286,600

Accounts payable and

  accrued liabilities

(1,430,800)

(311,600)

—

(2,260,900)

(4,003,300)

Other long-term

  Liabilities (note 11)

(3,207,000)

(1,641,100)

—

2,765,200

(2,082,900)

5,782,400

(5,384,300)

—

(1,325,700)

(927,600)

Current portion of

  deferred expenses

—

1,061,000

923,100

—

1,984,100

Deferred expenses

—

4,323,300

(1,984,100)

—

2,339,200

—

5,384,300

(1,061,000)

—

4,323,300

5,782,400

—

(1,061,000)

(1,325,700)

3,395,700

The change in the fair value of the derivatives during the year ended December 31, 2004, which amounted to losses of $1,325,700, is recorded as Derivatives loss in the consolidated statements of operations and deficit. In addition, the Company recorded losses of $478,300 upon maturity of derivative financial instruments during 2004.

As at December 31, 2003, the details of the different assets and liabilities recorded in the consolidated balance sheet in respect of derivative transactions are as follows (refer to notes 9 and 11):

Translation

adjustment

Charged

Premium

due to

December 31,

to

on purchased

currency

December 31,

2002

expenses

Transfers

call options

exchange

2003

$

$

$

$

$

$

Other current assets

1,390,300

(1,282,100)

1,873,400

—

353,100

2,334,700

Other assets

4,071,500

—

820,900

2,028,500

1,164,600

8,085,500

Accounts payable and

  accrued liabilities

(201,400)

—

(1,064,000)

—

(165,400)

(1,430,800)

Other long-term

  liabilities

(1,151,100)

—

(1,630,300)

—

(425,600)

(3,207,000)

4,109,300

(1,282,100)

—

2,028,500

926,700

5,782,400

Fair value of derivative financial instruments

Fair value represents the amount at which financial instruments could be exchanged in an arm's length transaction between willing parties under no compulsion to act and is best evidenced by a quoted market price.

The calculation of fair values is based on market conditions at a specific point in time and may not be reflective of future fair values.

The following table presents the fair value of derivative financial instruments at December 31, 2004 and 2003:

Fair value

Underlying

Exercise

over (under)

Transaction

asset

price

Book Value

Fair value

book value

$

$

$

December 31, 2004

  Purchase of put options

Gold

$280/oz.

700

700

—

  Purchase of put options

Gold

€300/oz.

892,900

892,900

—

  Sale of call options

Gold

$365/oz.

(1,759,600)

(1,759,600)

—

  Purchase of call options

Gold

$365/oz.

1,759,600

1,759,600

—

  Sale of call options

Gold

€405/oz.

(301,800)

(301,800)

—

  Purchase of call options

Gold

€405/oz.

300,500

300,500

—

  Sale of forwards

Gold

$301/oz.

(1,684,800)

(1,684,800)

—

  Sale of forwards

Copper

€1,831/Tn.

(1,303,600)

(1,303,600)

—

  Sale of forwards

Copper

€1,875/Tn.

(732,200)

(732,200)

—

  Sale of forwards

US$

$1.22/Euro

1,900,700

1,900,700

—

(927,600)

(927,600)

—

December 31, 2003

  Purchase of put options

Gold

$280/oz.

1,266,300

46,200

(1,220,100)

  Purchase of put options

Gold

€300/oz.

4,384,300

2,304,700

(2,079,600)

  Sale of call options

Gold

$365/oz.

(2,328,800)

(3,022,100)

(693,300)

  Purchase of call options

Gold

$365/oz.

3,022,100

3,022,100

—

  Sale of call options

Gold

€405/oz.

(2,177,100)

(2,018,900)

158,200

  Purchase of call options

Gold

€405/oz.

1,615,600

1,615,600

—

  Sale of forwards

Gold

$301/oz.

—

(1,549,500)

(1,549,500)

5,782,400

398,100

(5,384,300)

16. SEGMENT INFORMATION

The Company is engaged in the exploration and development of mineral properties. Until December 31, 2002, all operations were considered in a single operating segment. With the commencement of the development of the Aguablanca nickel project, the Company identified two main operating segments for purposes of internal reporting: gold operations and nickel operations. An additional corporate segment is also considered for purposes of reporting.

Statement of Operations

Years ended December 31,

($000)

Gold

Nickel

Corporate

Consolidated

2004

2003

2002

2004

2003

2002

2004

2003

2002

2004

2003

2002

OPERATING REVENUES

Gold sales

67,788

60,818

55,506

—

—

—

—

—

—

67,788

60,818

55,506

67,788

60,818

55,506

—

—

—

—

—

—

67,788

60,818

55,506

OPERATING EXPENSES

Deferred stripping and other

  mining expenses

(29,092)

(28,194)

(19,810)

(751)

(32)

(6)

(227)

—

—

(30,070)

(28,226)

(19,816)

Acquisition of gold ore

(18,093)

—

—

—

—

—

—

—

—

(18,093)

—

—

Plant expenses

(13,668)

(12,351)

(9,157)

—

(2)

(2)

(244)

(63)

(7)

(13,912)

(12,416)

(9,166)

Smelting, refining and

  transportation

(3,467)

(2,001)

(3,599)

—

—

—

—

—

—

(3,467)

(2,001)

(3,599)

Sale of by-products

4,183

1,461

2,639

—

—

—

—

—

—

4,183

1,461

2,639

Depreciation and amortization

  expenses

(10,075)

(9,559)

(9,541)

(422)

(80)

(16)

—

(1)

(6)

(10,497)

(9,640)

(9,563)

Exploration costs

(3,294)

(4,327)

(748)

(3,092)

(1,836)

(2,012)

(253)

(55)

—

(6,639)

(6,218)

(2,760)

Administrative and corporate

  expenses

(2,119)

(2,581)

(1,812)

(911)

(274)

—

(3,931)

(2,330)

(1,931)

(6,961)

(5,185)

(3,743)

Other income (expense)

(203)

(675)

(1,171)

(417)

(92)

(135)

381

1

(1)

(239)

(766)

(1,307)

Write-down of mineral properties

(28,388)

—

—

—

—

—

—

—

—

(28,388)

—

—

(104,216)

(58,227)

(43,199)

(5,593)

(2,316)

(2,171)

(4,274)

(2,448)

(1,945)

(114,083)

(62,991)

(47,315)

Operating earnings (loss)

(36,428)

2,591

12,307

(5,593)

(2,316)

(2,171)

(4,274)

(2,448)

(1,945)

(46,295)

(2,173)

8,191

FINANCIAL REVENUES AND EXPENSES

Interest income

240

53

62

358

166

25

225

233

16

823

452

103

Foreign currency exchange

  gain

114

1,658

3,079

3,612

800

715

782

4,135

17

4,508

6,593

3,811

Interest expense and

  amortization of financing fees

(1,218)

(1,628)

(1,978)

(455)

(117)

(146)

(4)

(2)

(117)

(1,677)

(1,747)

(2,241)

Derivatives loss

(1,325)

—

—

(479)

—

—

—

—

—

(1,804)

—

—

(2,189)

83

1,163

3,036

849

594

1,003

4,366

(84)

1,850

5,298

1,673

Income (loss) before income tax

(38,617)

2,674

13,470

(2,557)

(1,467)

(1,577)

(3,271)

1,918

(2,029)

(44,445)

3,125

9,864

Provision for income tax

—

—

—

—

—

—

—

—

—

—

—

—

Net income (loss) before

  non-controlling interest

(38,617)

2,674

13,470

(2,557)

(1,467)

(1,577)

(3,271)

1,918

(2,029)

(44,445)

3,125

9,864

Non-controlling interest

—

82

—

—

—

—

—

—

—

—

82

—

Net income (loss)

(38,617)

2,756

13,470

(2,557)

(1,467)

(1,577)

(3,271)

1,918

(2,029)

(44,445)

3,207

9,864

Balance Sheet

As at December 31,

($000)

Gold

Nickel

Corporate

Consolidated

2004

2003

2004

2003

2004

2003

2004

2003

ASSETS

Current

Cash and cash equivalents

16,793

7,303

13,752

5,434

51,344

20,125

81,889

32,862

Restricted cash

734

1,027

904

278

—

—

1,638

1,305

Inventories and stockpiled ore

14,706

9,606

1,480

—

—

—

16,186

9,606

Accounts receivable and

  other current assets

6,077

7,749

18,787

5,210

164

74

25,028

13,033

Current portion of deferred derivative loss

1,984

—

—

—

—

—

1,984

—

Total current assets

40,294

25,685

34,923

10,922

51,508

20,199

126,725

56,806

Mineral properties, net

62,810

35,453

77,721

41,025

—

—

140,531

76,478

Deferred stripping costs, net

—

15,989

3,780

—

—

—

3,780

15,989

Other assets

2,295

9,239

6,227

3,862

12

16

8,534

13,117

Deferred derivative loss

2,339

—

—

—

—

—

2,339

—

107,738

86,366

122,651

55,809

51,520

20,215

281,909

162,390

LIABILITIES AND SHAREHOLDERS' EQUITY

Current

Short-term bank indebtedness

  and accrued interest and

  current portion of long-term debt

1,797

5,009

11,225

2,923

—

—

13,022

7,932

Accounts payable and

  accrued liabilities

15,566

10,648

15,335

8,447

227

77

31,128

19,172

Total current liabilities

17,363

15,657

26,560

11,370

227

77

44,150

27,104

Other long-term liabilities

7,491

6,650

2,404

517

—

—

9,895

7,167

Long-term debt

1,744

5,648

29,365

1,058

—

—

31,109

6,706

Future income tax liabilities

4,804

—

—

—

—

—

4,804

—

Total liabilities

31,402

27,955

58,329

12,945

227

77

89,958

40,977

Non-controlling interest

631

55

—

—

—

—

631

55

Shareholders' equity and

  intercompany debt

75,705

58,356

64,322

42,864

51,293

20,138

191,320

121,358

107,738

86,366

122,651

55,809

51,520

20,215

281,909

162,390

Supplemental information

Expenditures on mineral properties

10,742

10,042

41,496

28,795

—

—

52,238

38,837

Acquisition of EMC

5,000

3,676

—

—

—

—

5,000

3,676

Acquisition of Defiance

(2,648)

—

—

—

—

—

(2,648)

—

All Operating revenues have been obtained through the wholly owned subsidiary RNGM, S.A. by its Spanish operations. The main countries in which mineral properties of the Company are located, based on the net book values as at December 31, 2004, are Spain (65%) and Mauritania (35%) (100% and nil, respectively, as at December 31, 2003).

17. SIGNIFICANT DIFFERENCES BETWEEN CANADIAN AND UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES

The Company's consolidated financial statements are prepared in accordance with Canadian GAAP, which differ in some respects from U.S. GAAP, as described below.

(a) Derivative financial instruments

The Company uses derivative financial instruments to manage exposure to fluctuations in metal prices and foreign currency exchange rates.

Under Canadian GAAP, gains and losses on these contracts were accounted for as a component of the related hedged transaction until December 31, 2003. In 2003, the CICA finalized amendments to Accounting Guideline AcG-13, “Hedging Relationships” that clarified certain of the requirements in AcG-13 and provided additional application guidance. AcG-13 is applicable for the Company’s 2004 fiscal year. As a result of AcG-13, the Company has marked to market under Canadian GAAP its derivative financial instruments beginning January 1, 2004 (refer to note 2).

For periods up to and including December 31, 2000, gains and losses on these contracts were also accounted for as a component of the related hedged transaction under U.S. GAAP. Effective January 1, 2001, the Company adopted Statement of Financial Accounting Standards No. 133 (“FAS 133”), “Accounting for Derivative Instruments and Hedging Activities,” as amended, which establishes accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. FAS 133 requires a company to recognize all of its derivative instruments, whether designated in hedging relationships or not, on the balance sheet at fair value. The accounting for changes in the fair value (i.e. gains or losses) of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship. FAS 133 establishes certain criteria to be met in order to designate a derivative instrument as a hedge and to deem a hedge as effective.

The Company has not implemented a new treasury management system that complies with the new documentation requirements for hedge accounting under FAS 133. As a result, for the three years ended December 31, 2004, the Company's derivative portfolio is not eligible for hedge accounting despite the fact that management considers its portfolio to be an effective risk management tool and an economic hedge of its future gold sales.

Accordingly, for purposes of reconciling to U.S. GAAP, the Company recorded a credit to income of $1,137,300 in the year ended December 31, 2004 (charges to income of $744,900 and $2,957,000 in the years ended December 31, 2003 and 2002, respectively).

Upon adoption of FAS 133, the Company recorded a net cumulative adjustment to other comprehensive loss of $3,957,200 as at January 1, 2001. This adjustment includes an amount that represents the negative fair value of the purchased put and written call options outstanding as at January 1, 2001, of $657,200. Of this amount, $76,300, $197,300 and $36,400 were charged to income and $1,563,000 was credited to income during 2004, 2003, 2002 and 2001, respectively, and the remaining unrealized gain of $595,800 will reverse through income from 2005 to 2006. In addition, the net cumulative adjustment to other comprehensive loss includes a separately recorded deferred gain on settlement of a past put and call option structure of $4,614,400. Of this amount, $2,307,200 was credited to income during each of 2002 and 2001. The Company’s derivative financial instruments were limited to purchase put and written call options on future gold sales. These derivative financial instruments were designated in a hedging relationship that addressed the cash flow exposure of forecasted gold sales, therefore, the transition adjustment has been recorded as a cumulative adjustment to other comprehensive loss.

(b)

Stock-based compensation

In September 2003, the CICA amended Section 3870, “Stock-based Compensation and Other Stock-based Payments,” to require that all transactions where goods and services are received in exchange for stock-based compensation and other payments, result in expenses that should be recognized in the financial statements, and that this requirement would be applicable for financial periods beginning on or after January 1, 2004. The effect of the amendment is to require the recognition of expenses for employee stock-based compensation transactions. The amended Section 3870 provided three alternatives for adopting the amendment; the Company had elected to retroactively adopt the amendment, with restatement of prior periods, effective January 1, 2004 for all employee stock options granted or modified by the Company since inception of the employee stock option plans in July 1994.

For U.S. GAAP purposes, the Company has retroactively adopted the fair-value-based method for accounting for stock-based compensation in accordance with FAS 148. This application is consistent with the application of CICA 3870 under Canadian GAAP (refer to note 2). Accordingly there is no difference on accounting for stock based compensation under Canadian and U.S. GAAP.

(c)

Comprehensive income

U.S. GAAP requires the disclosure of all components of comprehensive income. Comprehensive income is defined as the change in shareholders' equity of a business enterprise during a period resulting from transactions and other events and circumstances arising from non-owner sources.

As noted in the table below, the Company recorded cumulative translation adjustments (“CTA”) in comprehensive income. CTA arises from the translation of the accounts of its Spanish subsidiaries for which the functional currency is the Euro to the Company's reporting currency of U.S. dollars. In addition, the Company recorded a cumulative adjustment to comprehensive income at January 1, 2001, for the change in derivative financial instrument accounting.

(d)

Asset retirement obligations

In 2003, the CICA issued Handbook Section 3110, “Asset Retirement Obligations,” which establishes standards for the recognition, measurement and disclosure of liabilities for asset retirement obligations and the related asset retirement costs. This new Section was effective for the Company’s 2004 fiscal year on a retroactive basis and harmonized Canadian requirements with existing U.S. GAAP, except for the retroactive effect, which is recorded as a cumulative adjustment as at January 1, 2003 under U.S. GAAP.

For purposes of reconciling to U.S. GAAP, the Company had recorded an increase of $763,800 and a reduction of $382,000 in Deferred stripping and other mining expenses and Depreciation and amortization expenses, respectively, for the year ended December 31, 2002. In addition, for purposes of reconciling to U.S. GAAP, on adoption of FAS No. 143 as at January 1, 2003, the Company had recorded a cumulative adjustment of $78,700 to the Consolidated statement of operations.

There would be no differences in the Consolidated balance sheets as at December 31, 2004 and 2003 in the Consolidated statement of operations for the year ended December 31, 2004, or in the Consolidated statement of operations for the year ended December 31, 2003 (except for the cumulative adjustment as at January 1, 2003).

(e)

The following tables present net income (loss), comprehensive income (loss) and income (loss) per common share information following U.S. GAAP:

2004

2003

2002

$

$

$

Net income (loss) under Canadian GAAP

(44,444,900)

3,206,800

9,864,400

Adjustments

Derivative financial instruments (section (a))

1,137,300

(744,900)

(2,957,000)

Asset retirement obligations (section (d))

—

—

(381,800)

(43,307,600)

2,461,900

6,525,600

Cumulative adjustment at January 1, 2003,

on adoption of FAS No. 143 (section (d))

—

(78,700)

—

Net income (loss) under U.S. GAAP

(43,307,600)

2,383,200

6,525,600

Other comprehensive income (loss)

Foreign currency translation

6,097,900

12,541,400

6,766,100

Derivative financial instruments realized

in net income (loss) (section (a))

(76,300)

(197,300)

(2,343,600)

6,021,600

12,344,100

4,422,500

Comprehensive income (loss) under U.S. GAAP

(37,286,000)

14,727,300

10,948,100

Income (loss) per common share under U.S. GAAP

  before cumulative adjustments

  Basic

(0.35)

0.02

0.09

  Diluted

(0.35)

0.02

0.08

Income (loss) per common share under U.S. GAAP

  Basic

(0.35)

0.02

0.09

  Diluted

(0.35)

0.02

0.08

(f)

The following tables indicate the significant items in the consolidated balance sheets as at December 31, 2004 and 2003 that would have been affected had the consolidated financial statements been prepared under U.S. GAAP:

December 31, 2004

Derivative

Foreign

Asset

financial

currency

retirement

Canadian

instruments

translation

obligations

U.S.

GAAP

(a)

(c)

(d)

GAAP

$

$

$

$

$

Current portion of deferred

   derivative loss

1,984,100

(1,984,100)

—

—

—

Deferred derivative loss

2,339,200

(2,339,200)

—

—

—

Deficit

80,545,200

4,919,100

—

—

85,464,300

Accumulated other

  comprehensive (income) loss

—

(595,800)

(11,289,700)

—

(11,885,500)

Cumulative foreign exchange

  translation adjustment

(11,289,700)

—

11,289,700

—

—

December 31, 2003

Derivative

Foreign

Asset

financial

currency

retirement

Canadian

instruments

translation

obligations

U.S.

GAAP

(a)

(c)

(d)

GAAP

$

$

$

$

$

Other current assets

3,505,100

(918,800)

—

—

2,586,300

Other assets

13,117,400

(2,916,200)

—

—

10,201,200

Accounts payable and

  accrued liabilities

(19,172,200)

(142,200)

—

—

(19,314,400)

Other long-term liabilities

(7,167,300)

(1,407,300)

—

—

(8,574,600)

Deficit

36,100,300

6,056,600

—

—

42,156,900

Accumulated other

  comprehensive (income) loss

—

(672,100)

(5,191,800)

—

(5,863,900)

Cumulative foreign exchange

  translation adjustment

(5,191,800)

—

5,191,800

—

—

(g)

There would be no differences in total cash provided by or used in operating, investing or financing cash flows in the consolidated statement of cash flows for each of the years in the three-year period ended December 31, 2004, under U.S. GAAP.

(h)

New accounting standards

Under Staff Accounting Bulletin 74, the Company is required to disclose certain information related to new accounting standards which have not yet been adopted due to delayed effective dates.

Canadian GAAP standards

In June 2003, the Canadian Institute of Chartered Accountants (“CICA”) issued Accounting Guideline AcG-15, Consolidation of Variable Interest Entities (“VIEs”). This standard is harmonized with FASB Interpretation No. 46, Consolidation of Variable Interest Entities. The Guideline requires enterprises to identify VIEs in which they have an interest, determine whether they are the primary beneficiary of such entities and, if so, to consolidate them. In September 2004, the AcSB released an amended Guideline to harmonize AcG-15 with FIN 46(R), the revision to FIN 46, which was issued in December 2003. The guideline is effective for the Company annual and interim periods beginning January 1, 2005. The Company does not believe that the adoption of this pronouncement will have a material impact on its financial reporting and disclosures.

In January 2004, the Accounting Standards Board (“AcSB”) amended CICA 3860, Financial Instruments – Disclosure and Presentation, to require certain obligations that must or may be settled, at the issuer’s option, by a variable number of the issuer’s own equity instruments, to be presented as liabilities. These instruments were formerly presented as equity. These amendments are effective for the Company beginning January 1, 2005 on a retroactive basis.  The Company does not believe that the adoption of this pronouncement will have a material impact on its financial reporting and disclosures.

U.S. GAAP standards

On December 16, 2004, the Financial Accounting Standards Board (“FASB”) issued FASB Statement No. 123 (R), Share-Based Payment, which is a revision of FASB Statement No. 123, Accounting for Stock-Based Compensation. Statement 123(R) supersedes APB Opinion No. 25, Accounting for Stock Issued to Employees, and amends FASB Statement No. 95, Statement of Cash Flows. Generally, the approach in Statement 123(R) is similar to the approach described in Statement 123.  However, Statement 123(R) requires all share-based payments to employees, including grants of employee stock options, to be recognized in the income statement based on their fair values. Pro forma disclosure is no longer an alternative.  Statement 123(R) must be adopted no later than July 1, 2005. Early adoption will be permitted in periods in which financial statements have not yet been issued.

Statement 123(R) permits public companies to adopt its requirements using one of two methods:

•

A “modified prospective” method in which compensation cost is recognized beginning with the effective date (a) based on the requirements of Statement 123(R) for all share-based payments granted after the effective date and (b) based on the requirements of Statement 123 for all awards granted to employees prior to the effective date of Statement 123(R) that remain unvested on the effective date.

•

A “modified retrospective” method which includes the requirements of the modified prospective method described above, but also permits entities to restate based on the amounts previously recognized under Statement 123 for purposes of pro forma disclosures either (a) all prior periods presented or (b) prior interim periods of the year of adoption.

The company plans to adopt Statement 123 using the modified-retrospective method. The company does not anticipate that adoption of Statement 123(R) will have a material impact on its results of operations or its financial position.

Effective January 1, 2004, the Company adopted the fair-value-based method of accounting for share-based payments using the retroactive restatement method described in FASB Statement No. 148, Accounting for Stock-Based Compensation – Transition and Disclosure. The Company has elected to retroactively adopt the amendment, with restatement of prior periods, effective January 1, 2004 for all employee stock options granted or modified by the Company since inception of the employee stock option plans in July 1994. Currently, the company uses the Black-Scholes-Merton formula to estimate the value of stock options granted to employees and expects to continue to use this acceptable option valuation model upon the required adoption of Statement 123(R) on January 1, 2005. The company does not anticipate that adoption of Statement 123(R) will have a material impact on its results of operations or its financial position.

In November 2004, the Financial Accounting Standards Board issued SFAS No. 151, “Inventory Costs, an amendment of ARB No. 43, Chapter 4.” SFAS No. 151 amends prior guidance to clarify the accounting for abnormal amounts of freight, handling cost and wasted material. In addition, this Statement requires that allocation of fixed production overheads to the costs of conversion be based on the normal capacity of the production facilities. This Statement is effective for the inventory costs incurred during fiscal years beginning after June 15, 2005. The Company does not believe that the adoption of this pronouncement will have a material impact on its financial reporting and disclosures.

18. SIGNIFICANT CUSTOMERS

For the year ended December 31, 2004, sales to the Company's two largest customers amounted to 62% and 36% of total gold sales revenues (2003 – 2 customers for 72% and 28%; 2002 – 2 customers for 60% and 40%).